UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10377

PIMCO Municipal Income Fund

(Exact name of registrant as specified in charter)

1633 Broadway, New York, NY 10019
(Address of principal executive offices) (Zip code)

Lawrence G. Altadonna – 1633 Broadway, New York, NY 10019

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-739-3371

Date of fiscal year end: April 30, 2013

Date of reporting period: April 30, 2013

Item 1. REPORT TO SHAREHOLDERS

PIMCO Municipal Income Fund

PIMCO California Municipal Income Fund

PIMCO New York Municipal Income Fund

Annual Report

April 30, 2013

Contents

2-3	Letter to Shareholders
4	Fund Insights
5-6	Performance & Statistics
7-26	Schedules of Investments
27	Statements of Assets and Liabilities
28	Statements of Operations
30-31	Statements of Changes in Net Assets
32-43	Notes to Financial Statements
44-46	Financial Highlights
47	Report of Independent Registered Public Accounting Firm
48-49	Tax Information/Annual Shareholder Meeting Results
50-51	Privacy Policy/Proxy Voting Policies & Procedures
52-53	Dividend Reinvestment Plan
54-55	Board of Trustees
56	Fund Officers

Letter from the Chairman

and President & CEO

Hans W. Kertess

Chairman of the Board of Trustees

Brian S. Shlissel

President & Chief Executive Officer

Dear Shareholder:

Despite periodic setbacks, the municipal bond market generated solid results during the fiscal 12-month reporting period ended April 30, 2013. In particular, longer-term, lower credit municipals were particularly favorable during the period as investors were drawn to higher yielding securities.

For the fiscal 12-month period ended April 30, 2013:

■	PIMCO Municipal Income Fund advanced 14.26% on net asset value (“NAV”) and 11.96% on market price.

■	PIMCO California Municipal Income Fund rose 14.11% on NAV and 9.96% on market price.

■	PIMCO New York Municipal Income Fund increased 12.07% on NAV and 12.96% on market price.

Twelve Months in Review

The US economy continued to grow during the fiscal 12-month reporting period; however, the pace of the expansion was far from robust. Gross domestic product (“GDP”), the value of goods and services produced in the country, the broadest measure of US economic activity and the principal indicator of economic performance, grew at an annual pace of 1.3% during the second quarter of 2012. GDP growth accelerated to a 3.1% annual pace during the third quarter, before decelerating to a 0.4% annual pace during the fourth quarter of the 2012. GDP growth rebounded to a 2.5% annual rate (preliminary estimate) during the first quarter of 2013.

The Federal Reserve (the “Fed”) initiated a number of actions to support the economy and reduce unemployment. In September 2012, the Fed introduced a third round of “quantitative easing” which entailed the purchase of $40 billion of mortgage securities each month. As 2012 drew to a close, the Fed revealed that it would continue purchasing $40 billion of mortgage securities each month in addition to purchasing $45 billion per month of longer-term Treasuries on an open-ended basis. At its meeting in December, the Fed said that it expected to keep the Fed Funds rate in the 0.0% to 0.25% range “…as long as the unemployment rate remains above 6.5%.”

Yields on US Treasury bonds trended lower during the 12-months ended April 30, 2013. The benchmark ten-year Treasury bond commenced the fiscal period yielding 1.95% and ended the period at 1.70%. In July 2012, the yield on the benchmark 10-year Treasury bond fell to 1.43%, a record low. This downward trend reflected a variety of concerns, including Europe’s ongoing sovereign debt crisis, uncertainties regarding fiscal policy and decelerating global economic growth.

Overall, the municipal bond market was aided by solid demand and attractive yields. With the economy continuing to expand, tax revenues increased, supporting many municipalities and helping to improve their fiscal situations. In addition, many municipalities took actions to reduce expenditures and address pension funding issues.

2	April 30, 2013 |	Annual Report

Outlook

Recent US economic data, in general, has been weaker than anticipated, leading to concerns of another spring/summer slowdown. At the conclusion of its meeting in March 2013, the Fed stated that it was seeing “a return to moderate economic growth following a pause late last year.” However, the Fed also acknowledged that “fiscal policy is restraining economic growth.” Whether the economy is currently experiencing a temporary “soft patch” or larger setback

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remains to be seen. Given this uncertainty and continued high unemployment, we expect the Fed will maintain an accommodative monetary stance.

For specific information on the Funds and their performance, please review the following pages. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call the Funds’ shareholder servicing agent at (800) 254-5197. In addition, a wide range of information and resources is available on our website, us.allianzgi.com/closedendfunds.

Together with Allianz Global Investors Fund Management LLC, the Funds’ investment manager, and Pacific Investment Management Company LLC (“PIMCO”), the Funds’ sub-adviser, we thank you for investing with us.

We remain dedicated to serving your investment needs.

Sincerely,

Hans W. Kertess	Brian S. Shlissel
Chairman of the Board of Trustees	President & Chief Executive Officer

Annual Report |	April 30, 2013	3

Fund Insights

PIMCO Municipal Income Fund

PIMCO California Municipal Income Fund

PIMCO New York Municipal Income Fund

For the fiscal 12-months ended April 30, 2013, PIMCO Municipal Income Fund returned 14.26% on net asset value (“NAV”) and 11.96% on market price.

For the fiscal 12-months ended April 30, 2013, PIMCO California Municipal Income Fund returned 14.11% on NAV and 9.96% on market price.

For the fiscal 12-months ended April 30, 2013, PIMCO New York Municipal Income Fund returned 12.07% on NAV and 12.96% on market price.

The municipal bond market generated solid results during the fiscal 12-month reporting period ended April 30, 2013. The overall municipal market, as measured by the Barclays Municipal Bond Index (the “Index”), posted positive returns during six of the first seven months of the period. During this time, many states benefited from positive year-over-year tax receipts, and new money and issue supply was not sufficient to meet robust investor demand. The Index then declined in December 2012, as investor sentiment weakened given uncertainties related to the “fiscal cliff” and the future tax-favored status of municipal bonds. The Index again rallied in January and February 2013, as municipal bonds maintained their tax-exempt status and solid demand resumed. However, there was another sell-off in March, as new supply increased sharply, demand waned and Treasury yields moved higher. The period ended on a positive note, as solid investor demand returned and the market rallied in April. All told, during the 12-month period, the Index returned 5.19%. In comparison, the overall taxable fixed income market, as measured by the Barclays US Aggregate Bond Index, gained 3.68% during the same period.

A longer duration than the Index for the majority of the reporting period contributed to the performance of New York Municipal and California Municipal, as municipal yields declined during the 12-month reporting period. Conversely, Municipal’s shorter duration than the Index detracted from performance.

Each fund benefited from an overweighting to revenue-backed municipal bonds and the Tobacco sector given their outperformance versus the Index. Municipal and New York Municipal were rewarded for overweighting to the Industrial Revenue sector as it outperformed the Index. California Municipal benefited from an overweight to the Lease-Backed sectors as it outperformed the Index.

Municipal’s and New York Municipal’s underweighting to the Transportation and Special Tax sectors detracted from results as these both outperformed the general municipal market. California Municipal’s underweight to the Water and Sewer Utility sector was detrimental given its outperformance versus the Index. California Municipal’s underweight to California State General Obligation municipal bonds also detracted from performance, as legislative measures and higher marginal income taxes led to the outperformance of the sector relative to the Index.

4	April 30, 2013 |	Annual Report

Performance and Statistics

PIMCO Municipal Income Funds

April 30, 2013 (unaudited)

Municipal Income: Total Return(1):	Market Price	NAV
1 Year	11.96%	14.26%
5 Year	7.29%	10.16%
10 Year	8.59%	7.72%
Commencement of Operations (6/29/01) to 4/30/13	7.81%	7.38%

Market Price/NAV Performance:

Commencement of Operations (6/29/01) to 4/30/13

Market Price/NAV:
Market Price	$16.05
NAV	$13.75
Premium to NAV	16.73%
Market Price Yield(2)	6.07%
Leverage Ratio(3)	37.12%

Moody’s Rating

(as a % of total investments)

California Municipal Income Total Return(1):	Market Price	NAV
1 Year	9.96%	14.11%
5 Year	6.85%	9.43%
10 Year	7.89%	7.60%
Commencement of Operations (6/29/01) to 4/30/13	7.11%	7.29%

Market Price/NAV Performance:

Commencement of Operations (6/29/01) to 4/30/13

Market Price/NAV:
Market Price	$15.33
NAV	$14.71
Premium to NAV	4.21%
Market Price Yield(2)	6.03%
Leverage Ratio(3)	40.02%

Moody’s Rating

(as a % of total investments)

Annual Report |	April 30, 2013	5

Performance and Statistics

PIMCO Municipal Income Funds

April 30, 2013 (unaudited)

New York Municipal Income Total Return(1):	Market Price	NAV
1 Year	12.96%	12.07%
5 Year	5.74%	5.52%
10 Year	5.61%	5.29%
Commencement of Operations (6/29/01) to 4/30/13	4.84%	4.94%

Market Price/NAV Performance:

Commencement of Operations (6/29/01) to 4/30/13

Market Price/NAV:
Market Price	$12.52
NAV	$12.04
Premium to NAV	3.99%
Market Price Yield(2)	5.46%
Leverage Ratio(3)	38.32%

Moody’s Rating

(as a % of total investments)

(1) Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. The calculation assumes that all dividends and distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares.

Performance at market price will differ from results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Funds, market conditions, supply and demand for each Fund‘s shares, or changes in each Fund’s dividends.

An investment in the Funds involves risk, including the loss of principal. Total return, market price, market price yield and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one time public offering and once issued, shares of closed-end funds are traded in the open market through a stock exchange. NAV is equal to total assets attributable to common shareholders less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

(2) Market Price Yield is determined by dividing the annualized current monthly dividend per common share (comprised of net investment income) by the market price per common share at April 30, 2013.

(3) Represents Floating Rate Notes issued in tender option bond transactions and Preferred Shares outstanding (collectively “Leverage’’), as a percentage of total managed assets. Total managed assets refer to total assets (including assets attributable to Leverage) minus accrued liabilities (other than liabilities representing Leverage).

6	April 30, 2013 |	Annual Report

Schedule of Investments

PIMCO Municipal Income Fund

April 30, 2013

Principal Amount (000s)		Value
Municipal Bonds & Notes – 96.9%
Alabama – 0.5%
	Huntsville-Redstone Village Special Care Facs. Financing Auth. Rev., Redstone Village Project,
$250	5.50%, 1/1/28	$252,120
885	5.50%, 1/1/43	878,522
1,350	Montgomery Medical Clinic Board Rev., Jackson Hospital & Clinic, 5.25%, 3/1/31	1,399,734
		2,530,376
Alaska – 0.8%
3,280	Borough of Matanuska-Susitna Rev., Goose Creek Correctional Center, 6.00%, 9/1/32 (AGC)	3,907,694
900	Industrial Dev. & Export Auth. Rev., Boys & Girls Home, 6.00%, 12/1/36 (b)(e)	451,800
		4,359,494
Arizona – 4.0%
	Health Facs. Auth. Rev.,
2,050	Banner Health, 5.50%, 1/1/38, Ser. D	2,295,918
2,750	Beatitudes Campus Project, 5.20%, 10/1/37	2,727,340
1,500	Maricopa Cnty. Pollution Control Corp. Rev., Southern California Edison Co., 5.00%, 6/1/35, Ser. A	1,665,750
750	Pima Cnty. Industrial Dev. Auth. Rev., Tucson Electric Power Co., 5.25%, 10/1/40, Ser. A	822,180
5,000	Salt River Project Agricultural Improvement & Power Dist. Rev., 5.00%, 1/1/39, Ser. A (h)	5,701,200
7,700	Salt Verde Financial Corp. Rev., 5.00%, 12/1/37	8,638,399
		21,850,787
Arkansas – 0.3%
5,500	Dev. Finance Auth. Rev., Arkansas Cancer Research Center Project, zero coupon, 7/1/36 (AMBAC)	1,885,785
California – 13.6%
	Bay Area Toll Auth. Rev., San Francisco Bay Area,
2,875	5.00%, 10/1/34	3,266,747
3,255	5.00%, 10/1/42	3,641,043
3,000	Chula Vista Rev., San Diego Gas & Electric, 5.875%, 2/15/34, Ser. B	3,610,680
7,500	Golden State Tobacco Securitization Corp. Rev., 5.75%, 6/1/47, Ser. A-1	7,114,500
	Health Facs. Financing Auth. Rev.,
2,000	Catholic Healthcare West, 6.00%, 7/1/39, Ser. A	2,392,280
1,500	Sutter Health, 6.00%, 8/15/42, Ser. B	1,830,780
5,300	Los Angeles Community College Dist., GO, 5.00%, 8/1/32, Ser. A (FGIC-NPFGC)	5,982,958
2,000	Los Angeles Unified School Dist., GO, 5.00%, 7/1/30, Ser. E (AMBAC)	2,154,040
2,000	M-S-R Energy Auth. Rev., 6.125%, 11/1/29, Ser. C	2,506,860
4,175	Montebello Unified School Dist., GO, 5.00%, 8/1/33 (AGM)	4,570,873
1,445	Municipal Finance Auth. Rev., Azusa Pacific Univ. Project, 7.75%, 4/1/31, Ser. B	1,711,270
5,000	Orange Cnty. Airport Rev., 5.25%, 7/1/39, Ser. A	5,562,900
1,600	San Marcos Unified School Dist., GO, 5.00%, 8/1/38, Ser. A	1,782,624
	State, GO,
700	5.00%, 11/1/32	780,899
1,200	5.00%, 6/1/37	1,310,232

Annual Report |	April 30, 2013	7

Schedule of Investments

PIMCO Municipal Income Fund

April 30, 2013 (continued)

Principal Amount (000s)		Value
California (continued)
$2,300	5.125%, 8/1/36	$2,582,900
1,250	5.25%, 3/1/38	1,400,538
1,900	5.25%, 11/1/40	2,172,688
500	5.50%, 3/1/40	592,220
3,200	6.00%, 4/1/38	3,825,408
	Statewide Communities Dev. Auth. Rev.,
690	California Baptist Univ., 6.50%, 11/1/21	817,015
845	Catholic Healthcare West, 5.50%, 7/1/31, Ser. E	948,470
2,310	Methodist Hospital Project, 6.625%, 8/1/29 (FHA)	2,863,661
8,485	Methodist Hospital Project, 6.75%, 2/1/38 (FHA)	10,332,694
2,000	Whittier Union High School Dist., GO, zero coupon, 8/1/25	1,174,920
		74,929,200
Colorado – 1.2%
500	Confluence Metropolitan Dist. Rev., 5.45%, 12/1/34	382,050
450	Denver Health & Hospital Auth. Rev., 5.625%, 12/1/40	501,426
2,500	Health Facs. Auth. Rev., Catholic Health Initiatives, 5.00%, 2/1/41, Ser. A	2,748,775
500	Public Auth. for Colorado Energy Rev., 6.50%, 11/15/38	679,060
400	Regional Transportation Dist., CP, 5.375%, 6/1/31, Ser. A	456,332
1,500	Univ. of Colorado Rev., 5.375%, 6/1/38, Ser. A	1,750,020
		6,517,663
Connecticut – 1.5%
	State Health & Educational Fac. Auth. Rev.,
5,000	Hartford Healthcare, 5.00%, 7/1/41, Ser. A	5,465,100
2,500	Stamford Hospital, 5.00%, 7/1/42, Ser. J	2,728,125
		8,193,225
District of Columbia – 1.1%
2,500	Dist. of Columbia Rev., Brookings Institution, 5.75%, 10/1/39	2,826,425
3,390	Tobacco Settlement Financing Corp. Rev., 6.25%, 5/15/24	3,468,953
		6,295,378
Florida – 2.2%
780	Beacon Lakes Community Dev. Dist., Special Assessment, 6.00%, 5/1/38, Ser. A	792,698
4,000	Broward Cnty. Water & Sewer Utility Rev., 5.25%, 10/1/34, Ser. A (h)	4,697,160
300	Dev. Finance Corp. Rev., Renaissance Charter School, 6.50%, 6/15/21, Ser. A	349,494
500	Lee Cnty. Industrial Dev. Auth. Rev., Lee Community Charter Foundation, 5.375%, 6/15/37, Ser. A	504,280
1,250	Miami-Dade Cnty. School Board, CP, 5.375%, 2/1/34, Ser. A (AGC)	1,423,200
3,900	State Board of Education, GO, 5.00%, 6/1/38, Ser. D (h)	4,489,290
		12,256,122
Georgia – 0.4%
2,300	Medical Center Hospital Auth. Rev., Spring Harbor Green Island Project, 5.25%, 7/1/37	2,305,796
Illinois – 2.5%
5,000	Chicago, GO, 5.00%, 1/1/34, Ser. C (h)	5,424,700
	Finance Auth. Rev.,
400	OSF Healthcare System, 7.125%, 11/15/37, Ser. A	488,216

8	April 30, 2013 |	Annual Report

Schedule of Investments

PIMCO Municipal Income Fund

April 30, 2013 (continued)

Principal Amount (000s)		Value
Illinois (continued)
$190	Univ. of Chicago, 5.25%, 7/1/41, Ser. 05-A	$190,519
5,000	Univ. of Chicago, 5.50%, 7/1/37, Ser. B (h)	5,929,450
1,900	Springfield Electric Rev., 5.00%, 3/1/36	1,987,666
		14,020,551
Indiana – 1.6%
	Finance Auth. Rev.,
1,500	Duke Energy Indiana, Inc., 6.00%, 8/1/39, Ser. B	1,719,480
3,000	Ohio Valley Electric Corp., 5.00%, 6/1/32, Ser. A	3,252,540
1,000	Municipal Power Agcy. Rev., 6.00%, 1/1/39, Ser. B	1,179,020
1,900	Vigo Cnty. Hospital Auth. Rev., Union Hospital, Inc., 7.50%, 9/1/22	2,473,572
		8,624,612
Iowa – 1.7%
	Finance Auth. Rev.,
4,890	Deerfield Retirement Community, Inc., 5.50%, 11/15/37, Ser. A	3,953,174
3,500	Edgewater LLC Project, 6.75%, 11/15/37	3,732,505
1,500	Edgewater LLC Project, 6.75%, 11/15/42	1,594,650
		9,280,329
Kansas – 0.4%
1,000	Dev. Finance Auth. Rev., Adventist Health, 5.75%, 11/15/38	1,156,270
1,000	Lenexa City, Tax Allocation, Center East Project, 6.00%, 4/1/27 (e)	550,000
650	Manhattan Rev., Meadowlark Hills Retirement, 5.125%, 5/15/42, Ser. B	656,702
		2,362,972
Kentucky – 0.4%
1,000	Economic Dev. Finance Auth. Rev., Owensboro Medical Healthcare Systems, 6.375%, 6/1/40, Ser. A	1,199,640
1,000	Ohio Cnty. Pollution Control Rev., Big Rivers Electric Corp. Project, 6.00%, 7/15/31, Ser. A	1,004,530
		2,204,170
Louisiana – 2.9%
	Local Gov’t Environmental Facs. & Community Dev. Auth Rev.,
1,680	Capital Projects & Equipment Acquisition, 6.55%, 9/1/25 (ACA) (b)	1,887,799
400	Westlake Chemical Corp., 6.50%, 11/1/35, Ser. A-2	478,212
750	Woman’s Hospital Foundation, 5.875%, 10/1/40, Ser. A	885,210
2,000	Public Facs. Auth. Rev., Ochsner Clinic Foundation Project, 6.50%, 5/15/37	2,431,040
10,000	Tobacco Settlement Financing Corp. Rev., 5.875%, 5/15/39, Ser. 2001-B	10,063,900
		15,746,161
Maryland – 0.4%
1,500	Economic Dev. Corp. Rev., 5.75%, 6/1/35, Ser. B	1,707,000
650	Health & Higher Educational Facs. Auth. Rev., Charlestown Community, 6.25%, 1/1/41	747,494
		2,454,494
Massachusetts – 0.5%
	Dev. Finance Agcy. Rev.,
750	Foxborough Regional Charter School, 7.00%, 7/1/42, Ser. A	862,208
103	Linden Ponds, Inc. Fac., zero coupon, 11/15/56, Ser. B (b)	772

Annual Report |	April 30, 2013	9

Schedule of Investments

PIMCO Municipal Income Fund

April 30, 2013 (continued)

Principal Amount (000s)		Value
Massachusetts (continued)
$21	Linden Ponds, Inc. Fac., 5.50%, 11/15/46, Ser. A-2 (b)	$16,420
388	Linden Ponds, Inc. Fac., 6.25%, 11/15/39, Ser. A-1	351,675
1,500	State College Building Auth. Rev., 5.50%, 5/1/39, Ser. A	1,767,345
		2,998,420
Michigan – 2.2%
5,000	Detroit Water and Sewerage Dept. Rev., 5.25%, 7/1/39, Ser. A	5,495,300
1,500	Royal Oak Hospital Finance Auth. Rev., William Beaumont Hospital, 8.25%, 9/1/39	1,913,880
5,000	Tobacco Settlement Finance Auth. Rev., 6.00%, 6/1/48, Ser. A	4,695,050
		12,104,230
Minnesota – 0.4%
95	Agricultural & Economic Dev. Board Rev., Health Care Systems, 6.375%, 11/15/29, Ser. A	95,423
100	Duluth Housing & Redev. Auth. Rev., 5.875%, 11/1/40, Ser. A	103,269
1,500	St. Louis Park Rev., Nicollett Health Services, 5.75%, 7/1/39	1,690,830
500	Washington Cnty. Housing & Redev. Auth. Rev., Birchwood & Woodbury Projects, 5.625%, 6/1/37, Ser. A	508,980
		2,398,502
Missouri – 0.3%
1,000	Joplin Industrial Dev. Auth. Rev., Christian Homes, Inc., 5.75%, 5/15/26, Ser. F	1,074,980
430	Lee’s Summit, Tax Allocation, Summit Fair Project, 5.625%, 10/1/23	459,674
		1,534,654
Nevada – 3.9%
	Clark Cnty., GO,
5,000	4.75%, 6/1/30 (AGM)	5,450,650
5,230	4.75%, 11/1/35 (FGIC-NPFGC) (h)	5,561,268
9,755	Washoe Cnty., Water & Sewer, GO, 5.00%, 1/1/35 (NPFGC)	10,604,856
		21,616,774
New Jersey – 10.4%
16,550	Economic Dev. Auth., Special Assessment, Kapkowski Road Landfill Project, 5.75%, 4/1/31	18,789,049
2,000	Economic Dev. Auth. Rev., School Facs. Construction, 5.50%, 12/15/34, Ser. Z (AGC)	2,348,020
500	Health Care Facs. Financing Auth. Rev., AHS Hospital Corp., 6.00%, 7/1/37	614,760
2,000	State Turnpike Auth. Rev., 5.25%, 1/1/40, Ser. E	2,239,240
	Tobacco Settlement Financing Corp. Rev., Ser. 1-A,
6,600	4.75%, 6/1/34	5,821,398
22,000	5.00%, 6/1/41	19,573,840
7,000	Transportation Trust Fund Auth. Rev., 5.00%, 6/15/42, Ser. B	7,746,480
		57,132,787
New Mexico – 1.5%
1,000	Farmington Pollution Control Rev., 5.90%, 6/1/40, Ser. D	1,120,000
6,400	Hospital Equipment Loan Council Rev., Presbyterian Healthcare, 5.00%, 8/1/39	6,971,456
		8,091,456

10	April 30, 2013 |	Annual Report

Schedule of Investments

PIMCO Municipal Income Fund

April 30, 2013 (continued)

Principal Amount (000s)		Value
New York – 13.5%
	Hudson Yards Infrastructure Corp. Rev., Ser. A,
$4,000	5.00%, 2/15/47 (FGIC)	$4,255,920
15,500	5.25%, 2/15/47	17,570,335
	Liberty Dev. Corp. Rev., Goldman Sachs Headquarters,
7,500	5.25%, 10/1/35	8,940,750
3,000	5.50%, 10/1/37	3,729,450
	Metropolitan Transportation Auth. Rev.,
3,000	5.00%, 11/15/36, Ser. D	3,388,470
4,000	5.00%, 11/15/43, Ser. B	4,471,600
4,200	Nassau Cnty. Industrial Dev. Agcy. Rev., Amsterdam at Harborside, 6.70%, 1/1/43, Ser. A	2,522,226
3,000	New York City Water & Sewer System Rev., Second Generation Resolutions, 5.00%, 6/15/39, Ser. GG-1	3,377,550
	New York Liberty Dev. Corp. Rev.,
10,000	1 World Trade Center Project, 5.00%, 12/15/41	11,337,800
10,000	4 World Trade Center Project, 5.00%, 11/15/44	11,028,400
3,500	State Dormitory Auth. Rev., The New School, 5.50%, 7/1/40	3,984,960
		74,607,461
North Carolina – 0.3%
1,500	Medical Care Commission Rev., Village at Brookwood, 5.25%, 1/1/32	1,545,150
Ohio – 1.9%
2,000	American Municipal Power, Inc. Rev., Fremont Energy Center Project, 5.00%, 2/15/42, Ser. B	2,220,280
4,250	Buckeye Tobacco Settlement Financing Auth. Rev., 5.875%, 6/1/47, Ser. A-2	3,781,778
3,000	Hamilton Cnty. Healthcare Rev., Christ Hospital Project, 5.00%, 6/1/42	3,200,490
500	Higher Educational Fac. Commission Rev., Univ. Hospital Health Systems, 6.75%, 1/15/39, Ser. 2009-A (Pre-refunded @ $100, 1/15/15) (c)	554,370
500	Montgomery Cnty. Rev., Miami Valley Hospital, 6.25%, 11/15/39, Ser. A (Pre-refunded @ $100, 11/15/14) (c)	545,640
		10,302,558
Oregon – 0.6%
2,000	Oregon Health & Science Univ. Rev., 5.75%, 7/1/39, Ser. A	2,360,180
600	State Department of Administrative Services, CP, 5.25%, 5/1/39, Ser. A	663,504
		3,023,684
Pennsylvania – 5.4%
3,500	Berks Cnty. Municipal Auth. Rev., Reading Hospital Medical Center, 5.00%, 11/1/40, Ser. A	3,867,990
5,000	Geisinger Auth. Rev., 5.25%, 6/1/39, Ser. A	5,550,250
2,000	Harrisburg Auth. Rev., Harrisburg Univ. of Science, 6.00%, 9/1/36, Ser. B (e)	1,467,280
	Higher Educational Facs. Auth. Rev.,
500	Edinboro Univ. Foundation, 6.00%, 7/1/43	565,360
350	Thomas Jefferson Univ., 5.00%, 3/1/40	385,868
	Lancaster Cnty. Hospital Auth. Rev., Brethren Village Project, Ser. A,
750	6.25%, 7/1/26	806,017
85	6.375%, 7/1/30	91,281

Annual Report |	April 30, 2013	11

Schedule of Investments

PIMCO Municipal Income Fund

April 30, 2013 (continued)

Principal Amount (000s)		Value
Pennsylvania (continued)
$1,100	Luzerne Cnty. Industrial Dev. Auth. Rev., Pennsylvania American Water Co., 5.50%, 12/1/39	$1,221,407
7,000	Philadelphia, GO, 5.25%, 12/15/32, Ser. A (AGM)	7,717,010
5,000	Philadelphia Hospitals & Higher Education Facs. Auth. Rev., Temple Univ. Health System, 5.625%, 7/1/36, Ser. A	5,508,900
500	Philadelphia Water & Wastewater Rev., 5.25%, 1/1/36, Ser. A	558,705
2,000	Turnpike Commission Rev., 5.125%, 12/1/40, Ser. D	2,175,940
		29,916,008
Rhode Island – 4.4%
23,800	Tobacco Settlement Financing Corp. Rev., 6.25%, 6/1/42, Ser. 2002-A	24,370,486
South Carolina – 0.5%
450	Jobs-Economic Dev. Auth. Rev., Lutheran Homes, 5.50%, 5/1/28	465,453
2,200	State Ports Auth. Rev., 5.25%, 7/1/40	2,471,524
		2,936,977
Tennessee – 2.2%
940	Memphis Health Educational & Housing Fac. Board Rev., Wesley Housing Corp. Project, 6.95%, 1/1/20 (a)(b)(d)(e)(i) (acquisition cost-$932,489; purchased 6/29/01)	472,350
	Tennessee Energy Acquisition Corp. Rev.,
5,000	5.00%, 2/1/27, Ser. C	5,637,500
5,000	5.25%, 9/1/24, Ser. A	5,909,850
		12,019,700
Texas – 9.6%
1,200	Dallas Rev., Dallas Civic Center, 5.25%, 8/15/38 (AGC)	1,339,680
3,000	Harris Cnty. Cultural Education Facs. Finance Corp. Rev., Baylor College of Medicine, 5.00%, 11/15/37	3,351,750
2,000	Love Field Airport Modernization Corp. Rev., Southwest Airlines Co. Project, 5.25%, 11/1/40	2,182,140
	North Harris Cnty. Regional Water Auth. Rev.,
4,200	5.25%, 12/15/33	4,733,568
4,200	5.50%, 12/15/38	4,757,466
	North Texas Tollway Auth. Rev.,
2,750	5.00%, 1/1/38	3,030,802
3,000	5.25%, 1/1/44, Ser. C	3,275,400
600	5.50%, 9/1/41, Ser. A	711,726
6,050	5.625%, 1/1/33, Ser. A	6,891,010
600	5.75%, 1/1/33, Ser. F	678,498
250	San Juan Higher Education Finance Auth. Rev., 6.70%, 8/15/40, Ser. A	296,623
	State Public Finance Auth. Charter School Finance Corp. Rev., Ser. A,
400	5.875%, 12/1/36	434,212
2,000	Cosmos Foundation, 5.375%, 2/15/37	2,085,440
4,000	Tarrant Cnty. Cultural Education Facs. Finance Corp. Rev., Baylor Health Care Systems Project, 6.25%, 11/15/29	4,756,960
	Texas Municipal Gas Acquisition & Supply Corp. I Rev.,
3,500	5.25%, 12/15/23, Ser. A	4,117,260
6,500	6.25%, 12/15/26, Ser. D	8,268,195

12	April 30, 2013 |	Annual Report

Schedule of Investments

PIMCO Municipal Income Fund

April 30, 2013 (continued)

Principal Amount (000s)		Value
Texas (continued)
$1,000	Uptown Dev. Auth., Tax Allocation, Infrastructure Improvement Facs., 5.50%, 9/1/29	$1,125,270
500	Wise Cnty. Rev., Parker Cnty. Junior College Dist., 8.00%, 8/15/34	601,415
		52,637,415
U. S. Virgin Islands – 0.1%
500	Virgin Islands Public Finance Auth. Rev., 5.00%, 10/1/39, Ser. A-1	530,915
Utah – 1.5%
7,000	Salt Lake Cnty. Rev., IHC Health Services, 5.125%, 2/15/33 (AMBAC)	8,124,830
Virginia – 0.6%
1,000	Fairfax Cnty. Industrial Dev. Auth. Rev., Inova Health Systems, 5.50%, 5/15/35, Ser. A	1,162,170
1,985	Peninsula Town Center Community Dev. Auth. Rev., 6.45%, 9/1/37	2,141,180
		3,303,350
Washington – 1.3%
	Health Care Facs. Auth. Rev.,
700	Multicare Health Systems, 6.00%, 8/15/39, Ser. B (AGC)	808,997
250	Seattle Cancer Care Alliance, 7.375%, 3/1/38	319,287
2,000	Virginia Mason Medical Center, 6.125%, 8/15/37, Ser. A	2,197,840
	State Housing Finance Commission Rev., Skyline at First Hill Project, Ser. A,
230	5.25%, 1/1/17	236,569
3,600	5.625%, 1/1/38	3,619,188
		7,181,881
West Virginia – 0.2%
1,000	Hospital Finance Auth. Rev., Highland Hospital, 9.125%, 10/1/41	1,285,670
Wisconsin – 0.1%
500	Health & Educational Facs. Auth. Rev., Prohealth Care, Inc., 6.625%, 2/15/39	585,985
	Total Municipal Bonds & Notes (cost-$469,389,916)	534,066,008

Variable Rate Notes (a)(d)(f)(g) – 2.2%
Texas – 0.4%
1,000	JPMorgan Chase Putters/Drivers Trust, GO, 9.31%, 2/1/17, Ser. 3480	1,316,410
600	JPMorgan Chase Putters/Drivers Trust Rev., 9.92%, 10/1/31, Ser. 3227	847,824
		2,164,234
Washington – 1.8%
6,670	JPMorgan Chase Putters/Drivers Trust, GO, 13.565%, 8/1/28, Ser. 3388	9,823,309
	Total Variable Rate Notes (cost-$8,162,784)	11,987,543
Repurchase Agreements – 0.9%
4,900	Citigroup Global Markets, Inc., dated 4/30/13, 0.16%, due 5/1/13, proceeds $4,900,022; collateralized by U.S. Treasury Notes, 0.75%, due 10/31/17, valued at $5,002,726 including accrued interest (cost-$4,900,000)	4,900,000
	Total Investments (cost-$482,452,700) – 100.0%	$550,953,551

Annual Report |	April 30, 2013	13

Schedule of Investments

PIMCO Municipal Income Fund

April 30, 2013 (continued)

Industry classification of portfolio holdings as a percentage of total investments at April 30, 2013 was as follows:

Revenue Bonds:
Health, Hospital & Nursing Home Revenue	21.8%
Miscellaneous Revenue	12.3
Tobacco Settlement Funded	10.2
Natural Gas Revenue	7.1
College & University Revenue	4.5
Port, Airport & Marina Revenue	4.2
Water Revenue	3.7
Electric Power & Light Revenue	3.4
Miscellaneous Taxes	3.2
Industrial Revenue	3.1
Highway Revenue Tolls	3.0
Transit Revenue	1.4
Sewer Revenue	1.0
Lease (Appropriation)	0.7
Ad Valorem Property Tax	0.5
Tobacco & Liquor Taxes	0.1
Local or Guaranteed Housing	0.1

Total Revenue Bonds		80.3%
General Obligation		14.3
Special Assessment		3.6
Repurchase Agreements		0.9
Certificates of Participation		0.5
Tax Allocation		0.4

Total Investments		100.0%

Notes to Schedule of Investments:

(a)	Private Placement – Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $12,459,893, representing 2.3% of total investments.

(b)	Illiquid.

(c)	Pre-refunded bonds are collateralized by U.S. Government or other eligible securities which are held in escrow and used to pay principal and interest and retire the bonds at the earliest refunding date (payment date).

(d)	144A – Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(e)	In default.

(f)	Inverse Floater – The interest rate shown bears an inverse relationship to the interest rate on another security or the value of an index. The interest rate disclosed reflects the rate in effect on April 30, 2013.

(g)	Variable Rate Notes – Instruments whose interest rates change on specified date (such as a coupon date or interest payment date) and/or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). The interest rate disclosed reflects the rate in effect on April 30, 2013.

(h)	Residual Interest Bonds held in Trust – Securities represent underlying bonds transferred to a separate securitization trust established in a tender option bond transaction in which the Fund acquired the residual interest certificates. These securities serve as collateral in a financing transaction.

(i)	Restricted. The aggregate acquisition cost of such security is $932,489. The aggregate value is $472,350, representing 0.1% of total investments.

14	April 30, 2013 |	Annual Report

Schedule of Investments

PIMCO Municipal Income Fund

April 30, 2013 (continued)

(j)	Floating Rate Notes for the year ended April 30, 2013: The weighted average daily balance of Floating Rate Notes outstanding during the year ended April 30, 2013 was $15,563,277 at a weighted average interest rate, including fees, of 0.73%.

(k)	Fair Value Measurements – See Note 1(b) in the Notes to Financial Statements.

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at 4/30/13
Investments in Securities – Assets

Municipal Bonds & Notes:
Tennessee	$—	$11,547,350	$472,350	$12,019,700
All Other	—	522,046,308	—	522,046,308
Variable Rate Notes	—	11,987,543	—	11,987,543
Repurchase Agreements	—	4,900,000	—	4,900,000
Totals	$—	$550,481,201	$472,350	$550,953,551

At April 30, 2013, there were no transfers between Levels 1 and 2.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the year ended April 30, 2013, was as follows:

	Beginning Balance 4/30/12	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3*	Ending Balance 4/30/13
Investments in Securities – Assets
Municipal Bonds & Notes:
Alaska	$482,850	$—	$—	$856	$—	$(31,906)	$—	$(451,800)	$—
Tennessee	472,350	—	—	—	—	—	—	—	472,350

Totals	$955,200	$—	$—	$856	$—	$(31,906)	$—	$(451,800)	$472,350

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at April 30, 2013.

	Ending Balance at 4/30/13	Valuation Technique Used	Unobservable Inputs	Input Values
Municipal Bonds & Notes	$472,350	Third-Party pricing vendor	Single Broker Quote	$50.25

■	Transferred out of Level 3 into Level 2 because an evaluated price with observable inputs from an independent third-party pricing vendor became available.

There was no net change in unrealized appreciation/depreciation of Level 3 investments held at April 30, 2013. Net change in unrealized appreciation/depreciation is reflected on the Statement of Operations.

Annual Report |	April 30, 2013	15

Schedule of Investments

PIMCO Municipal Income Fund

April 30, 2013 (continued)

(l)	Financial Derivative Instruments

The effect of derivatives on the Statement of Operations for the year ended April 30, 2013:

Location	Interest Rate Contracts
Net realized loss on:
Futures contracts	$(808,634)

Net change in unrealized appreciation/depreciation of:
Futures contracts	$351,605

The average volume (measured at each fiscal quarter-end) of derivative activity during the year ended April 30, 2013:

Futures Contracts Short(1)
Municipal	(10)

(1)	Number of Contracts

Glossary:

ACA	-	insured by American Capital Access Holding Ltd.
AGC	-	insured by Assured Guaranty Corp.
AGM	-	insured by Assured Guaranty Municipal Corp.
AMBAC	-	insured by American Municipal Bond Assurance Corp.
CP	-	Certificates of Participation
FGIC	-	insured by Financial Guaranty Insurance Co.
FHA	-	insured by Federal Housing Administration
GO	-	General Obligation Bond
NPFGC	-	insured by National Public Finance Guarantee Corp.

16	Annual Report |	April 30. 2013 |	See accompanying Notes to Financial Statements

Schedule of Investments

PIMCO California Municipal Income Fund

April 30, 2013

Principal Amount (000s)		Value
California Municipal Bonds & Notes – 92.8%
$10,000	Bay Area Toll Auth. Rev., San Francisco Bay Area, 5.00%, 4/1/34, Ser. F-1	$11,301,500
5,000	Chula Vista Rev., San Diego Gas & Electric, 5.875%, 2/15/34, Ser. B	6,017,800
650	City & Cnty. of San Francisco, Capital Improvement Projects, CP, 5.25%, 4/1/31, Ser. A	715,709
350	Contra Costa Cnty. Public Financing Auth., Tax Allocation, 5.85%, 8/1/33, Ser. A	350,294
5,000	Desert Community College Dist., GO, 5.00%, 8/1/37, Ser. C (AGM)	5,626,850
310	Dublin Unified School Dist., GO, zero coupon, 8/1/23, Ser. E	221,018
6,300	Eastern Municipal Water Dist., CP, 5.00%, 7/1/35, Ser. H	7,192,332
	Educational Facs. Auth. Rev. (f),
10,200	Claremont McKenna College, 5.00%, 1/1/39	11,276,814
10,000	Univ. of Southern California, 5.00%, 10/1/39, Ser. A	11,486,900
2,975	El Dorado Irrigation Dist. & El Dorado Water Agcy., CP, 5.75%, 8/1/39, Ser. A (AGC)	3,139,726
14,425	El Monte, Department of Public Social Services Fac., Phase II, CP, 5.25%, 1/1/34 (AMBAC) (a)	14,474,189
1,000	Folsom Redev. Agcy., Tax Allocation, 5.50%, 8/1/36	1,044,430
	Fremont Community Facs. Dist. No. 1, Special Tax,
165	6.00%, 9/1/18	166,323
505	6.00%, 9/1/19	508,883
3,500	6.30%, 9/1/31	3,518,305
	Golden State Tobacco Securitization Corp. Rev.,
3,000	5.00%, 6/1/35, Ser. A (FGIC)	3,146,520
6,000	5.00%, 6/1/38, Ser. A (FGIC)	6,280,620
1,600	5.00%, 6/1/45 (AMBAC-TCRS)	1,669,552
8,300	5.125%, 6/1/47, Ser. A-1	7,272,211
38,175	5.75%, 6/1/47, Ser. A-1	36,212,805
	Health Facs. Financing Auth. Rev.,
2,000	Adventist Health System, 5.75%, 9/1/39, Ser. A	2,350,020
2,000	Catholic Healthcare West, 6.00%, 7/1/34, Ser. A	2,099,840
4,000	Catholic Healthcare West, 6.00%, 7/1/39, Ser. A	4,784,560
750	Children’s Hospital of Los Angeles, 5.25%, 7/1/38 (AGM)	788,753
1,000	Children’s Hospital of Orange Cnty., 6.50%, 11/1/38, Ser. A	1,219,650
1,450	Scripps Health, 5.00%, 11/15/36, Ser. A	1,602,758
3,400	Stanford Hospital, 5.25%, 11/15/40, Ser. A-2	3,905,886
1,000	Sutter Health, 5.00%, 8/15/35, Ser. D	1,121,520
1,600	Sutter Health, 5.00%, 11/15/42, Ser. A (IBC-NPFGC)	1,708,720
3,000	Sutter Health, 5.00%, 8/15/52, Ser. A	3,277,200
2,800	Sutter Health, 6.00%, 8/15/42, Ser. B	3,417,456
1,000	Imperial Irrigation Dist. Rev., 5.00%, 11/1/41, Ser. C	1,090,560
10,590	Kern Cnty., Capital Improvements Projects, CP, 5.75%, 8/1/35, Ser. A (AGC)	12,091,662
7,000	La Quinta Redev. Agcy., Tax Allocation, 5.10%, 9/1/31 (AMBAC)	7,011,550
500	Lancaster Redev. Agcy., Tax Allocation, 6.875%, 8/1/39	564,555
500	Lancaster Redev. Agcy. Rev., Capital Improvements Projects, 5.90%, 12/1/35	546,520
5,500	Long Beach Airport Rev., 5.00%, 6/1/40, Ser. A	5,909,585
	Long Beach Bond Finance Auth. Rev., Long Beach Natural Gas, Ser. A,
1,000	5.50%, 11/15/27	1,192,200
3,900	5.50%, 11/15/37	4,815,954

Annual Report |	April 30, 2013	17

Schedule of Investments

PIMCO California Municipal Income Fund

April 30, 2013 (continued)

Principal Amount (000s)		Value
$1,000	Los Angeles Department of Airports Rev., 5.00%, 5/15/40, Ser. D	$1,132,050
	Los Angeles Department of Water & Power Rev.,
5,000	4.75%, 7/1/30, Ser. A-2 (AGM) (f)	5,254,500
2,000	5.00%, 7/1/41, Ser. A	2,251,480
1,500	5.00%, 7/1/43, Ser. B	1,715,430
3,000	5.375%, 7/1/34, Ser. A (f)	3,523,500
7,000	5.375%, 7/1/38, Ser. A (f)	8,152,410
	Los Angeles Unified School Dist., GO,
10,000	5.00%, 7/1/29, Ser. I (f)	11,730,600
3,500	5.00%, 1/1/34, Ser. I	4,031,160
5,000	5.00%, 1/1/34, Ser. I (f)	5,758,800
250	5.30%, 1/1/34, Ser. D	293,788
1,900	M-S-R Energy Auth. Rev., 6.50%, 11/1/39, Ser. B	2,609,726
700	Malibu, City Hall Project, CP, 5.00%, 7/1/39, Ser. A	759,724
	Municipal Finance Auth. Rev.,
1,085	Azusa Pacific Univ. Project, 7.75%, 4/1/31, Ser. B	1,284,933
2,900	Biola Univ., 5.875%, 10/1/34	3,292,196
2,145	Patterson Public Financing Auth. Rev., Waste Water System Financing Project, 5.50%, 6/1/39 (AGC)	2,339,959
1,250	Peralta Community College Dist., GO, 5.00%, 8/1/39, Ser. C	1,383,838
	Pollution Control Financing Auth. Rev.,
1,250	American Water Capital Corp. Project, 5.25%, 8/1/40 (a)(c)	1,349,800
2,000	San Jose Water Co. Projects, 5.10%, 6/1/40	2,192,460
	San Diego Cnty. Water Auth., CP,
350	5.00%, 5/1/32, Ser. A (NPFGC)	350,000
6,250	5.00%, 5/1/38, Ser. 2008-A (AGM)	6,998,062
3,285	San Diego Regional Building Auth. Rev., Cnty. Operations Center & Annex, 5.375%, 2/1/36, Ser. A	3,808,300
12,610	San Francisco Public Utilities Commission Water Rev., 5.00%, 11/1/43	14,350,684
	San Joaquin Hills Transportation Corridor Agcy. Rev., Ser. A,
5,000	5.50%, 1/15/28	5,001,800
5,000	5.70%, 1/15/19	5,167,050
230	San Jose, Special Assessment, 5.60%, 9/2/17, Ser. 24-Q	238,163
1,500	San Jose Hotel Tax Rev., Convention Center Expansion, 6.50%, 5/1/36	1,821,945
1,200	San Marcos Unified School Dist., GO, 5.00%, 8/1/38, Ser. A	1,336,968
3,500	Santa Clara Cnty. Financing Auth. Rev., El Camino Hospital, 5.75%, 2/1/41, Ser. A (AMBAC)	3,896,970
1,300	Santa Cruz Cnty. Redev. Agcy., Tax Allocation, Live Oak/Soquel Community, 7.00%, 9/1/36, Ser. A	1,548,859
	State, GO,
5,885	5.00%, 9/1/35	6,456,492
100	5.00%, 6/1/37	109,186
3,000	5.00%, 12/1/37	3,307,440
2,400	5.25%, 11/1/40	2,744,448
1,500	5.50%, 3/1/40	1,776,660
2,000	6.00%, 4/1/38	2,390,880

18	April 30, 2013 |	Annual Report

Schedule of Investments

PIMCO California Municipal Income Fund

April 30, 2013 (continued)

Principal Amount (000s)		Value
$2,000	6.00%, 11/1/39	$2,422,560
	State Public Works Board Rev.,
2,000	5.75%, 10/1/30, Ser. G-1	2,360,720
2,000	California State Univ., 6.00%, 11/1/34, Ser. J	2,399,980
1,500	Judicial Council Projects, 5.00%, 12/1/29, Ser. D	1,690,305
2,000	Regents Univ., 5.00%, 4/1/34, Ser. E	2,250,880
	Statewide Communities Dev. Auth. Rev.,
1,000	American Baptist Homes West, 6.25%, 10/1/39	1,139,420
900	California Baptist Univ., 5.50%, 11/1/38, Ser. A	965,853
845	Catholic Healthcare West, 5.50%, 7/1/31, Ser. D	948,470
10,000	Cottage Health, 5.00%, 11/1/40	11,071,600
13,050	Henry Mayo Newhall Memorial Hospital, 5.125%, 10/1/30, Ser. A (CA Mtg. Ins.)	13,087,192
1,000	Kaiser Permanente, 5.25%, 3/1/45, Ser. B	1,082,000
1,000	Lancer Student Housing Project, 7.50%, 6/1/42	1,144,790
3,000	Los Angeles Jewish Home, 5.50%, 11/15/33 (CA Mtg. Ins.)	3,060,090
1,870	Methodist Hospital Project, 6.625%, 8/1/29 (FHA)	2,318,202
6,875	Methodist Hospital Project, 6.75%, 2/1/38 (FHA)	8,372,100
100	St. Joseph Health System, 5.125%, 7/1/24 (NPFGC)	115,674
3,200	St. Joseph Health System, 5.75%, 7/1/47, Ser. A (FGIC)	3,640,672
2,000	Sutter Health, 6.00%, 8/15/42, Ser. A	2,441,040
8,000	The Internext Group, CP, 5.375%, 4/1/30	8,025,760
4,000	Univ. of California Irvine E. Campus, 5.125%, 5/15/31	4,439,880
4,500	Univ. of California Irvine E. Campus, 5.375%, 5/15/38	4,967,010
6,300	Torrance Rev., Torrance Memorial Medical Center, 5.00%, 9/1/40, Ser. A	6,914,376
2,000	Turlock, Emanuel Medical Center, CP, 5.50%, 10/15/37, Ser. B	2,160,900
	Univ. of California Rev.,
2,000	5.00%, 5/15/33, Ser. A (AMBAC) (Pre-refunded @ $100 5/15/13) (b)	2,003,220
10,000	5.00%, 5/15/36, Ser. A (AMBAC) (Pre-refunded @ $100 5/15/13) (b)	10,016,200
4,000	5.00%, 5/15/42, Ser. G	4,547,480
1,000	Westlake Village, CP, 5.00%, 6/1/39	1,045,460
	Total California Municipal Bonds & Notes (cost-$363,898,441)	416,113,825

Other Municipal Bonds & Notes – 4.2%
Iowa – 1.9%
8,600	Tobacco Settlement Auth. Rev., 5.60%, 6/1/34, Ser. B	8,599,570
Ohio – 1.0%
4,000	American Municipal Power, Inc. Rev., Fremont Energy Center Project, 5.00%, 2/15/42, Ser. B	4,440,560
Texas – 1.3%
5,000	Wood Cnty. Central Hospital Dist. Rev., East Texas Medical Center Quitman Project, 6.00%, 11/1/41	5,772,600
	Total Other Municipal Bonds & Notes (cost-$18,177,662)	18,812,730

Annual Report |	April 30, 2013	19

Schedule of Investments

PIMCO California Municipal Income Fund

April 30, 2013 (continued)

Principal Amount (000s)		Value
California Variable Rate Notes (a)(c)(d)(e) – 2.3%
	Health Facs. Financing Auth. Rev.,
$1,000	9.389%, 11/15/36, Ser. 3193	$1,235,960
6,000	11.554%, 11/15/42, Ser. 3255	6,960,480
1,670	Sacramento Cnty. Sanitation Dists. Financing Auth. Rev., 13.511%, 8/1/13, Ser. 1034 (NPFGC)	2,045,600
	Total California Variable Rate Notes (cost-$6,358,429)	10,242,040

Short-Term Investments – 0.7%
U.S. Government Agency Securities – 0.5%
2,300	Freddie Mac Discount Notes, 0.162%, 1/15/14 (g) (cost-$2,297,352)	2,297,352
Repurchase Agreements – 0.2%
800	Citigroup Global Markets, Inc., dated 4/30/13, 0.16%, due 5/1/13, proceeds $800,004; collateralized by U.S. Treasury Notes, 2.125%, due 12/31/15, valued at $816,356 including accrued interest (cost-$800,000)	800,000
	Total Short-Term Investments (cost-$3,097,352)	3,097,352
	Total Investments (cost-$391,531,884) – 100.0%	$448,265,947

Industry classification of portfolio holdings as a percentage of total investments at April 30, 2013 was as follows:

Revenue Bonds:
Health, Hospital & Nursing Home Revenue	21.7%
Tobacco Settlement Funded	14.1
College & University Revenue	10.3
Water Revenue	7.5
Highway Revenue Tolls	4.8
Natural Gas Revenue	3.3
Lease (Abatement)	2.9
Electric Power & Light Revenue	2.4
Local or Guaranteed Housing	2.3
Port, Airport & Marina Revenue	1.6
Sewer Revenue	1.0
Hotel Occupancy Tax	0.4

Total Revenue Bonds		72.3%
Certificates of Participation		12.7
General Obligation		11.0
Tax Allocation		2.3
Special Tax		0.9
U.S. Government Agency Securities		0.5
Repurchase Agreements		0.2
Special Assessment		0.1

Total Investments		100.0%

20	April 30, 2013 |	Annual Report

Schedule of Investments

PIMCO California Municipal Income Fund

April 30, 2013 (continued)

Notes to Schedule of Investments:

(a)	Private Placement – Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $26,066,029, representing 5.8% of total investments.

(b)	Pre-refunded bonds are collateralized by U.S. Government or other eligible securities which are held in escrow and used to pay principal and interest and retire the bonds at the earliest refunding date (payment date).

(c)	144A – Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(d)	Inverse Floater – The interest rate shown bears an inverse relationship to the interest rate on another security or the value of an index. The interest rate disclosed reflects the rate in effect on April 30, 2013.

(e)	Variable Rate Notes – Instruments whose interest rates change on specified date (such as a coupon date or interest payment date) and/or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). The interest rate disclosed reflects the rate in effect on April 30, 2013.

(f)	Residual Interest Bonds held in Trust – Securities represent underlying bonds transferred to a separate securitization trust established in a tender option bond transaction in which the Fund acquired the residual interest certificates. These securities serve as collateral in a financing transaction.

(g)	Rates reflect the effective yields at purchase date.

(h)	Floating Rate Notes for the year ended April 30, 2013: The weighted average daily balance of Floating Rate Notes outstanding during the year ended April 30, 2013 was $31,918,925 at a weighted average interest rate, including fees, of 0.76%.

(i)	Fair Value Measurements – See Note 1(b) in the Notes to Financial Statements.

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at 4/30/13
Investments in Securities – Assets

California Municipal Bonds & Notes	$—	$416,113,825	$—	$416,113,825
Other Municipal Bonds & Notes	—	18,812,730	—	18,812,730
California Variable Rate Notes	—	10,242,040	—	10,242,040
Short-Term Investments	—	3,097,352	—	3,097,352
Totals	$—	$448,265,947	$—	$448,265,947

At April 30, 2013, there were no transfers between Levels 1 and 2.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the year ended April 30, 2013, was as follows:

	Beginning Balance 4/30/12	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 4/30/13
Investments in Securities – Assets
California Municipal Bonds & Notes	$627,900	$—	$(355,075)	$—	$(554,925)	$282,100	$—	$—	$—

Net realized gain (loss) and net change in unrealized appreciation/depreciation are reflected on the Statements of Operations.

Annual Report |	April 30, 2013	21

Schedule of Investments

PIMCO California Municipal Income Fund

April 30, 2013 (continued)

(j)	Financial Derivative Instruments

The effect of derivatives on the Statement of Operations for the year ended April 30, 2013:

Location	Interest Rate Contracts
Net realized loss on:
Futures contracts	$(646,907)

Net change in unrealized appreciation/depreciation of:
Futures contracts	$281,284

The average volume (measured at each fiscal quarter-end) of derivative activity during the year ended April 30, 2013:

Futures Contracts Short(1)
California Municipal	(8)

(1)	Number of Contracts

Glossary:

AGC	-	insured by Assured Guaranty Corp.
AGM	-	insured by Assured Guaranty Municipal Corp.
AMBAC	-	insured by American Municipal Bond Assurance Corp.
CA Mtg. Ins.	-	insured by California Mortgage Insurance
CP	-	Certificates of Participation
FGIC	-	insured by Financial Guaranty Insurance Co.
FHA	-	insured by Federal Housing Administration
GO	-	General Obligation Bond
IBC	-	Insurance Bond Certificate
NPFGC	-	insured by National Public Finance Guarantee Corp.
TCRS	-	Temporary Custodian Receipts

22	Annual Report |	April 30. 2013 |	See accompanying Notes to Financial Statements

Schedule of Investments

PIMCO New York Municipal Income Fund

April 30, 2013

Principal Amount (000s)		Value
New York Municipal Bonds & Notes – 96.3%
$1,600	Erie Cnty. Industrial Dev. Agcy. Rev., Orchard Park, Inc. Project, 6.00%, 11/15/36, Ser. A	$1,629,440
	Hudson Yards Infrastructure Corp. Rev., Ser. A,
3,000	5.25%, 2/15/47	3,400,710
4,000	5.75%, 2/15/47	4,700,640
	Liberty Dev. Corp. Rev.,
1,500	Bank of America Tower at One Bryant Park Project, 6.375%, 7/15/49	1,803,105
120	Goldman Sachs Headquarters, 5.25%, 10/1/35	143,052
11,290	Goldman Sachs Headquarters, 5.25%, 10/1/35 (b)	13,458,809
1,925	Goldman Sachs Headquarters, 5.50%, 10/1/37	2,393,064
	Long Island Power Auth. Rev., Ser. A,
750	5.00%, 9/1/34 (AMBAC)	773,618
4,500	5.75%, 4/1/39	5,271,930
1,000	Metropolitan Transportation Auth. Rev., 5.00%, 11/15/43, Ser. B	1,117,900
1,600	Nassau Cnty. Industrial Dev. Agcy. Rev., Amsterdam at Harborside, 6.70%, 1/1/43, Ser. A	960,848
3,500	New York City Health & Hospital Corp. Rev., 5.00%, 2/15/30, Ser. A	3,979,500
	New York City Industrial Dev. Agcy. Rev.,
1,000	Liberty Interactive Corp., 5.00%, 9/1/35	1,043,000
900	Pilot Queens Baseball Stadium, 6.50%, 1/1/46 (AGC)	1,041,525
3,200	Yankee Stadium, 7.00%, 3/1/49 (AGC)	3,948,896
5,000	New York City Transitional Finance Auth. Rev., 5.25%, 1/15/39, Ser. S-3	5,827,150
	New York City Water & Sewer System Rev.,
2,500	5.00%, 6/15/40, Ser. FF-2	2,790,750
5,000	Second Generation Resolutions, 4.75%, 6/15/35, Ser. DD (b)	5,488,750
2,000	Second Generation Resolutions, 5.00%, 6/15/32, Ser. HH	2,325,300
	New York Liberty Dev. Corp. Rev.,
2,000	1 World Trade Center Project, 5.00%, 12/15/41	2,267,560
6,000	4 World Trade Center Project, 5.75%, 11/15/51	7,114,860
1,000	Niagara Falls Public Water Auth. Water & Sewer Rev., 5.00%, 7/15/34, Ser. A (NPFGC)	1,006,530
600	Onondaga Cnty. Rev., Syracuse Univ. Project, 5.00%, 12/1/36	684,792
	Port Auth. of New York & New Jersey Rev.,
4,300	5.00%, 9/1/38, Ser. 132	4,393,138
1,000	JFK International Air Terminal, 6.00%, 12/1/36	1,189,280
	State Dormitory Auth. Rev.,
500	5.00%, 7/1/35, Ser. A	563,990
1,000	5.00%, 3/15/38, Ser. A	1,131,520
1,110	5.00%, 3/15/42, Ser. B	1,264,978
2,850	5.00%, 7/1/42, Ser. A	3,261,740
1,000	Fordham Univ., 5.50%, 7/1/36, Ser. A	1,160,110
2,000	Mount Sinai Hospital, 5.00%, 7/1/31, Ser. A	2,215,780
1,300	Mount Sinai School of Medicine, 5.125%, 7/1/39	1,408,615
4,500	New York Univ., 5.00%, 7/1/38, Ser. C	5,083,290
1,225	NYU Hospitals Center, 6.00%, 7/1/40, Ser. A	1,464,549

Annual Report |	April 30, 2013	23

Schedule of Investments

PIMCO New York Municipal Income Fund

April 30, 2013 (continued)

Principal Amount (000s)		Value
$1,000	Pratt Institute, 5.125%, 7/1/39, Ser. C (AGC)	$1,091,050
2,500	Sloan-Kettering Center Memorial, 4.50%, 7/1/35, Ser. A-1	2,657,075
3,850	Sloan-Kettering Center Memorial, 5.00%, 7/1/34, Ser. 1 (Pre-refunded @ $100 7/1/13) (a)	3,879,799
1,800	Teachers College, 5.50%, 3/1/39	1,979,244
1,250	The New School, 5.50%, 7/1/40	1,423,200
	State Thruway Auth. Rev., Ser. I,
2,000	5.00%, 1/1/37	2,255,840
3,645	5.00%, 1/1/42	4,070,517
1,800	State Urban Dev. Corp. Rev., 5.00%, 3/15/36, Ser. B-1 (b)	2,038,842
3,000	Triborough Bridge & Tunnel Auth. Rev., 5.25%, 11/15/34, Ser. A-2 (b)	3,516,870
3,000	Troy Capital Res. Corp. Rev., Rensselaer Polytechnic Institute Project, 5.125%, 9/1/40, Ser. A	3,320,730
5,860	Troy Industrial Dev. Auth. Rev., Rensselaer Polytechnic Institute Project, 4.625%, 9/1/26	6,626,078
	TSACS, Inc. Rev., Ser. 1,
3,000	5.00%, 6/1/26	2,985,660
3,000	5.00%, 6/1/34	2,740,680
1,455	5.125%, 6/1/42	1,297,205
2,945	Warren & Washington Cntys. Industrial Dev. Agcy. Rev., Glens Falls Hospital Project, 5.00%, 12/1/27, Ser. C (AGM)	2,986,583
910	Westchester Cnty. Healthcare Corp. Rev., 6.125%, 11/1/37, Ser. C-2	1,069,550
200	Yonkers Economic Dev. Corp. Rev., Charter School of Educational Excellence Project, 6.00%, 10/15/30, Ser. A	212,052
400	Yonkers Industrial Dev. Agcy. Rev., Sarah Lawrence College Project, 6.00%, 6/1/41, Ser. A	455,484
	Total New York Municipal Bonds & Notes (cost-$127,571,916)	140,915,178

Other Municipal Bonds & Notes – 2.1%
Ohio – 1.7%
	Buckeye Tobacco Settlement Financing Auth. Rev., Ser. A-2,
2,000	5.875%, 6/1/47	1,779,660
750	6.50%, 6/1/47	727,005
		2,506,665
U. S. Virgin Islands – 0.4%
500	Virgin Islands Public Finance Auth. Rev., 5.00%, 10/1/39, Ser. A-1	530,915
	Total Other Municipal Bonds & Notes (cost-$2,723,130)	3,037,580
Repurchase Agreements – 1.6%
2,300	Citigroup Global Markets, Inc., dated 4/30/13, 0.18%, due 5/1/13, proceeds $2,300,012; collateralized by U.S. Treasury Notes, 2.125%, due 2/29/16, valued at $2,347,867 including accrued interest (cost-$2,300,000)	2,300,000
	Total Investments (cost-$132,595,046) – 100.0%	$146,252,758

24	April 30, 2013 |	Annual Report

Schedule of Investments

PIMCO New York Municipal Income Fund

April 30, 2013 (continued)

Industry classification of portfolio holdings as a percentage of total investments at April 30, 2013 was as follows:

Revenue Bonds:
College & University Revenue	18.5%
Miscellaneous Revenue	14.2
Health, Hospital & Nursing Home Revenue	12.2
Industrial Revenue	9.8
Water Revenue	7.9
Highway Revenue Tolls	6.7
Tobacco Settlement Funded	6.5
Miscellaneous Taxes	5.5
Port, Airport & Marina Revenue	5.4
Electric Power & Light Revenue	4.1
Income Tax Revenue	3.0
Recreational Revenue	2.7
Transit Revenue	0.8
Economic Development Revenue	0.7
Tobacco & Liquor Taxes	0.4

Total Revenue Bonds		98.4%
Repurchase Agreements		1.6

Total Investments		100.0%

Notes to Schedule of Investments:

(a)	Pre-refunded bonds are collateralized by U.S. Government or other eligible securities which are held in escrow and used to pay principal and interest and retire the bonds at the earliest refunding date (payment date).

(b)	Residual Interest Bonds held in Trust – Securities represent underlying bonds transferred to a separate securitization trust established in a tender option bond transaction in which the Fund acquired the residual interest certificates. These securities serve as collateral in a financing transaction.

(c)	Floating Rate Notes for the year ended April 30, 2013: The weighted average daily balance of Floating Rate Notes outstanding during the year ended April 30, 2013 was $10,476,876 at a weighted average interest rate, including fees, of 0.54%.

(d)	Fair Value Measurements – See Note 1(b) in the Notes to Financial Statements.

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at 4/30/13
Investments in Securities – Assets

New York Municipal Bonds & Notes	$—	$140,915,178	$—	$140,915,178
Other Municipal Bonds & Notes	—	3,037,580	—	3,037,580
Repurchase Agreements	—	2,300,000	—	2,300,000
Totals	$—	$146,252,758	$—	$146,252,758

At April 30, 2013, there were no transfers between Levels 1 and 2.

Annual Report |	April 30, 2013	25

Schedule of Investments

PIMCO New York Municipal Income Fund

April 30, 2013 (continued)

(e)	Financial Derivative Instruments

The effect of derivatives on the Statement of Operations for the year ended April 30, 2013:

Location	Interest Rate Contracts
Net realized loss on:
Futures contracts	$(161,727)

Net change in unrealized appreciation/depreciation of:
Futures contracts	$70,321

The average volume (measured at each fiscal quarter-end) of derivative activity during the year ended April 30, 2013:

Futures Contracts Short(1)
New York Municipal	(2)

(1)	Number of Contracts

Glossary:

AGC	-	insured by Assured Guaranty Corp.
AGM	-	insured by Assured Guaranty Municipal Corp.
AMBAC	-	insured by American Municipal Bond Assurance Corp.
NPFGC	-	insured by National Public Finance Guarantee Corp.

26	Annual Report |	April 30, 2013 |	See accompanying Notes to Financial Statements

Statements of Assets and Liabilities

PIMCO Municipal Income Funds

April 30, 2013

	Municipal	California Municipal	New York Municipal

Assets:
Investments, at value (cost-$482,452,700, $391,531,884 and $132,595,046, respectively)	$550,953,551	$448,265,947	$146,252,758
Cash	563,835	516,828	532,520
Interest receivable	8,923,883	7,347,327	1,900,102
Receivable for investments sold	10,000	–	774,443
Prepaid expenses and other assets	114,412	44,993	1,912,005
Total Assets	560,565,681	456,175,095	151,371,828

Liabilities:
Payable for Floating Rate Notes issued	15,563,277	31,765,500	10,476,876
Payable for investments purchased	4,290,058	–	739,593
Dividends payable to common and preferred shareholders	2,066,161	1,430,559	441,598
Investment management fees payable	286,682	224,657	74,135
Interest payable	28,030	55,397	21,007
Accrued expenses and other liabilities	169,371	301,254	109,935
Total Liabilities	22,403,579	33,777,367	11,863,144
Preferred Shares ($0.00001 par value and $25,000 liquidation preference per share applicable to an aggregate of 7,600, 6,000 and 1,880 shares issued and outstanding, respectively)	190,000,000	150,000,000	47,000,000
Net Assets Applicable to Common Shareholders	$348,162,102	$272,397,728	$92,508,684

Composition of Net Assets Applicable to Common Shareholders:
Common Shares (no par value):
Paid-in-capital	$332,607,731	$244,293,983	$97,474,479
Undistributed net investment income	4,564,423	11,490,816	2,096,304
Accumulated net realized loss	(57,530,743)	(40,418,311)	(20,952,067)
Net unrealized appreciation	68,520,691	57,031,240	13,889,968
Net Assets Applicable to Common Shareholders	$348,162,102	$272,397,728	$92,508,684
Common Shares Issued and Outstanding	25,324,015	18,517,531	7,684,606
Net Asset Value Per Common Share	$13.75	$14.71	$12.04

See accompanying Notes to Financial Statements |	April 30, 2013 |	Annual Report	27

Statements of Operations

PIMCO Municipal Income Funds

Year ended April 30, 2013

	Municipal	California Municipal	New York Municipal

Investment Income:
Interest	$28,205,333	$22,431,722	$6,607,926

Expenses:
Investment management	3,466,536	2,695,527	898,151
Auction agent and commissions	315,645	243,915	77,577
Interest	112,844	243,738	56,260
Custodian and accounting agent	108,009	93,862	52,683
Audit and tax services	70,050	63,280	44,284
Shareholder communications	42,462	28,886	26,732
Trustees	40,987	32,232	10,082
Transfer agent	37,338	37,068	36,273
New York Stock Exchange listing	14,815	14,772	21,175
Insurance	13,661	11,379	6,294
Legal	8,378	7,290	6,965
Miscellaneous	14,033	13,259	12,841
Total Expenses	4,244,758	3,485,208	1,249,317
Less: investment management fees waived	(43,441)	(33,869)	(11,285)
custody credits earned on cash balances	(2,502)	(4,758)	(1,885)
Net Expenses	4,198,815	3,446,581	1,236,147

Net Investment Income	24,006,518	18,985,141	5,371,779

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,979,685	1,415,386	971,314
Futures contracts	(808,634)	(646,907)	(161,727)
Net change in unrealized appreciation/depreciation of:
Investments	20,145,208	15,187,906	4,185,306
Futures contracts	351,605	281,284	70,321
Net realized and change in unrealized gain	21,667,864	16,237,669	5,065,214
Net Increase in Net Assets Resulting from Investment Operations	45,674,382	35,222,810	10,436,993
Dividends on Preferred Shares from Net Investment Income	(471,161)	(372,583)	(116,375)
Net Increase in Net Assets Applicable to Common Shareholders Resulting from Investment Operations	$45,203,221	$34,850,227	$10,320,618

28	Annual Report |	April 30, 2013 |	See accompanying Notes to Financial Statements

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Annual Report |	April 30, 2013	29

Statements of Changes in Net Assets

Applicable to Common Shareholders

PIMCO Municipal Income Funds

	Municipal
	Year ended April 30, 2013	Year ended April 30, 2012
Investment Operations:
Net investment income	$24,006,518	$25,313,915
Net realized gain (loss)	1,171,051	(3,383,329)
Net change in unrealized appreciation/depreciation	20,496,813	58,651,802
Net increase in net assets resulting from investment operations	45,674,382	80,582,388
Dividends on Preferred Shares from Net Investment Income	(471,161)	(438,548)
Net increase in net assets applicable to common shareholders resulting from investment operations	45,203,221	80,143,840
Dividends to Common Shareholders from Net Investment Income	(24,664,665)	(24,597,218)

Common Share Transactions:
Reinvestment of dividends	882,792	1,278,223
Total increase in net assets applicable to common shareholders	21,421,348	56,824,845

Net Assets Applicable to Common Shareholders:
Beginning of year	326,740,754	269,915,909
End of year*	$348,162,102	$326,740,754
*Including undistributed net investment income of:	$4,564,423	$5,599,470

Common Shares Issued in Reinvestment of Dividends	58,080	98,255

30	Annual Report |	April 30, 2013 |	See accompanying Notes to Financial Statements

Statements of Changes in Net Assets

Applicable to Common Shareholders (continued)

PIMCO Municipal Income Funds

California Municipal		New York Municipal
Year ended April 30, 2013	Year ended April 30, 2012	Year ended April 30, 2013	Year ended April 30, 2012

$18,985,141	$20,030,549	$5,371,779	$5,719,322
768,479	(11,194,239)	809,587	(881,234)
15,469,190	53,279,271	4,255,627	11,620,949
35,222,810	62,115,581	10,436,993	16,459,037
(372,583)	(347,737)	(116,375)	(107,654)
34,850,227	61,767,844	10,320,618	16,351,383
(17,087,147)	(17,034,147)	(5,248,148)	(5,232,071)

764,404	989,256	310,460	278,520
18,527,484	45,722,953	5,382,930	11,397,832

253,870,244	208,147,291	87,125,754	75,727,922
$272,397,728	$253,870,244	$92,508,684	$87,125,754
$11,490,816	$9,754,846	$2,096,304	$2,307,100

51,253	79,651	25,935	26,484

See accompanying Notes to Financial Statements |	April 30, 2013 |	Annual Report	31

Notes to Financial Statements

PIMCO Municipal Income Funds

April 30, 2013

1. Organization and Significant Accounting Policies

PIMCO Municipal Income Fund (‘‘Municipal’’), PIMCO California Municipal Income Fund (‘‘California Municipal’’) and PIMCO New York Municipal Income Fund (‘‘New York Municipal’’), (each a “Fund” and collectively referred to as the ‘‘Funds’’ or ‘‘PIMCO Municipal Income Funds’’) were organized as Massachusetts business trusts on May 10, 2001. Prior to commencing operations on June 29, 2001, the Funds had no operations other than matters relating to their organization and registration as non-diversified, closed-end management investment companies registered under the Investment Company Act of 1940 and the rules and regulations thereunder, as amended. Allianz Global Investors Fund Management LLC (the “Investment Manager”) and Pacific Investment Management Company LLC (“PIMCO” or the “Sub-Adviser”) serve as the Funds’ investment manager and sub-adviser, respectively, and are indirect, wholly-owned subsidiaries of Allianz Asset Management of America L.P. (“AAM”). AAM is an indirect, wholly-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. Each Fund has an unlimited amount of no par value per common share authorized.

Under normal market conditions, Municipal invests substantially all of its assets in a portfolio of municipal bonds, the interest from which is exempt from U.S. federal income taxes. Under normal market conditions, California Municipal invests substantially all of its assets in municipal bonds which pay interest that is exempt from federal and California state income taxes. Under normal market conditions, New York Municipal invests substantially all of its assets in municipal bonds which pay interest that is exempt from federal, New York State and New York City income taxes. There can be no assurance that the Funds will meet their stated objectives. The Funds will generally seek to avoid investing in bonds generating interest income which could potentially subject individuals to alternative minimum tax. The issuers’ abilities to meet their obligations may be affected by economic and political developments in a specific state or region.

The preparation of the Funds’ financial statements in accordance with accounting principles generally accepted in the United States of America requires the Funds’ management to make estimates and assumptions that affect the reported amounts and disclosures in each Fund’s financial statements. Actual results could differ from those estimates.

In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-11, “Disclosures About Offsetting Assets and Liabilities”, as amended in January 2013 by the issued ASU No. 2013-01, which requires enhanced disclosures that will enable users to evaluate the effect or potential effect of netting arrangements on an entity’s financial position, including the effect or potential effect of rights of setoff associated with certain financial instruments and derivative instruments. The amendments are effective for fiscal years beginning on or after January 1, 2013. Funds’ management is currently evaluating the effect that the guidance may have on the Funds’ financial statements.

32	April 30, 2013 |	Annual Report

Notes to Financial Statements

PIMCO Municipal Income Funds

April 30, 2013

1. Organization and Significant Accounting Policies (continued)

The following is a summary of significant accounting policies consistently followed by the Funds:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services. The Funds’ investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

The Board of Trustees (the “Board”) has adopted procedures for valuing portfolio securities and other financial derivative instruments in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Investment Manager and Sub-Adviser. The Funds’ Valuation Committee was established by the Board to oversee the implementation of the Funds’ valuation methods and to make fair value determinations on behalf of the Board, as instructed. The Sub-Adviser monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Sub-Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee.

Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

The prices used by the Funds to value investments may differ from the value that would be realized if the investments were sold, and these differences could be material to the Funds’ financial statements. Each Fund’s net asset value (“NAV”) is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open for business.

(b) Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

■	Level 1 – quoted prices in active markets for identical investments that the Funds have the ability to access
■

Level 2 – valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities,

Annual Report |	April 30, 2013	33

Notes to Financial Statements

PIMCO Municipal Income Funds

April 30, 2013

1. Organization and Significant Accounting Policies (continued)

credit risks and default rates or other market corroborated inputs
■	Level 3 – valuations based on significant unobservable inputs (including the Sub-Adviser’s or Valuation Committee’s own assumptions and single broker quotes in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Funds generally use to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with Generally Accepted Accounting Principles (“GAAP”).

Municipal Bonds & Notes and Variable Rate Notes – Municipal bonds & notes and variable rate notes are valued by independent pricing services based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond or note insurance. To the extent that these inputs are observable, the values of municipal bonds & notes and variable rate notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

The valuation techniques used by the Funds to measure fair value during the year ended April 30, 2013 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

The Funds’ policy is to recognize transfers between levels at the end of the reporting period. An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used. Investments categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments.

(c) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on an identified cost basis. Interest income adjusted for the accretion of discount and amortization of premiums is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized, respectively, to interest income.

(d) Federal Income Taxes

The Funds intend to distribute all of their taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. Funds’ management has determined that its evaluation of the positions taken in the tax returns has resulted in

34	April 30, 2013 |	Annual Report

Notes to Financial Statements

PIMCO Municipal Income Funds

April 30, 2013

1. Organization and Significant Accounting Policies (continued)

no material impact to the Funds’ financial statements at April 30, 2013. The federal income tax returns for the prior three years remain subject to examination by the Internal Revenue Service.

(e) Dividends and Distributions – Common Shares

The Funds declare dividends from net investment income to common shareholders monthly. Distributions of net realized capital gains, if any, are paid at least annually. The Funds record dividends and distributions on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains is determined in accordance with federal income tax regulations, which may differ from GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions to shareholders from return of capital.

(f) Inverse Floating Rate Transactions—Residual Interest Municipal Bonds (“RIBs”)/Residual Interest Tax Exempt Bonds (“RITEs”)

The Funds invest in RIBs and RITEs (“Inverse Floaters”), whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. In inverse floating rate transactions, the Funds sell a fixed rate municipal bond (“Fixed Rate Bond”) to a broker who places the Fixed Rate Bond in a special purpose trust (“Trust”) from which floating rate bonds (“Floating Rate Notes”) and Inverse Floaters are issued. The Funds simultaneously or within a short period of time, purchase the Inverse Floaters from the broker. The Inverse Floaters held by the Funds provide the Funds with the right to: (1) cause the holders of the Floating Rate Notes to tender their notes at par, and (2) cause the broker to transfer the Fixed-Rate Bond held by the Trust to the Funds, thereby collapsing the Trust. The Funds account for the transaction described above as a secured borrowing by including the Fixed Rate Bond in their Schedules of Investments, and account for the Floating Rate Notes as a liability under the caption “Payable for Floating Rate Notes issued” in the Funds’ Statements of Assets and Liabilities. The Floating Rate Notes have interest rates that generally reset weekly and their holders have the option to tender their notes to the broker for redemption at par at each reset date.

The Funds may also invest in Inverse Floaters without transferring a fixed rate municipal bond into a Trust, which are not accounted for as secured borrowings. The Funds may also invest in Inverse Floaters for the purpose of increasing leverage.

The Inverse Floaters are created by dividing the income stream provided by the underlying bonds to create two securities, one short-term and one long-term. The interest rate on the short-term component is reset by an index or auction process typically every 7 to 35 days. After income is paid on the short-term securities at current rates, the residual income from the underlying bond(s) goes to the long-term securities. Therefore, rising short-term rates result in lower income for the long-term component and vice versa. The longer-term bonds may be more volatile and less liquid than other municipal bonds of comparable maturity. Investments in Inverse Floaters typically will involve greater risk than in an investment in Fixed Rate Bonds.

Annual Report |	April 30, 2013	35

Notes to Financial Statements

PIMCO Municipal Income Funds

April 30, 2013

1. Organization and Significant Accounting Policies (continued)

In addition to general market risks, the Funds’ investments in Inverse Floaters may involve greater risk and volatility than an investment in a fixed rate bond, and the value of Inverse Floaters may decrease significantly when market interest rates increase. Inverse Floaters have varying degrees of liquidity, and the market for these securities may be volatile. These securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Although volatile, Inverse Floaters typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity. Trusts in which Inverse Floaters may be held could be terminated due to market, credit or other events beyond the Funds’ control, which could require the Funds to reduce leverage and dispose of portfolio investments at inopportune times and prices.

(g) Repurchase Agreements

The Funds enter into transactions with their custodian bank or securities brokerage firms whereby they purchase securities under agreements to resell such securities at an agreed upon price and date (“repurchase agreements”). The Funds, through their custodian, take possession of securities collateralizing the repurchase agreement. Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair value. Collateral pledged (the securities received), which consists primarily of U.S. government obligations and asset-backed securities, is held by the custodian bank for the benefit of the Funds until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Funds require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

(h) U.S. Government Agencies or Government-Sponsored Enterprises

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors not backed by the full faith and credit of the U.S. Government include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

(i) Restricted Securities

The Funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may

36	April 30, 2013 |	Annual Report

Notes to Financial Statements

PIMCO Municipal Income Funds

April 30, 2013

1. Organization and Significant Accounting Policies (continued)

involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult.

(j) Interest Expense

Interest expense primarily relates to the Funds’ participation in Floating Rate Notes held by third parties in conjunction with Inverse Floater transactions.

(k) Custody Credits on Cash Balances

The Funds may benefit from an expense offset arrangement with their custodian bank, whereby uninvested cash balances may earn credits that reduce monthly custodian and accounting agent expenses. Had these cash balances been invested in income-producing securities, they would have generated income for the Funds. Cash overdraft charges, if any, are included in custodian and accounting agent fees.

2. Principal Risks

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The Funds are also exposed to other risks such as, but not limited to, interest rate, credit and leverage risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Funds are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is used primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When a Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of the Funds’ shares.

The Funds are exposed to credit risk, which is the risk of losing money if the issuer or guarantor of a fixed income security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

The market values of securities may decline due to general market conditions (market risk) which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an

Annual Report |	April 30, 2013	37

Notes to Financial Statements

PIMCO Municipal Income Funds

April 30, 2013

2. Principal Risks (continued)

industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities.

The Funds are exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss to the Funds could exceed the value of the financial assets recorded in the Funds’ financial statements. Financial assets, which potentially expose the Funds to counterparty risk, consist principally of cash due from counterparties and investments. The Sub-Adviser seeks to minimize the Funds’ counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Funds have received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Funds are exposed to risks associated with leverage. Leverage may cause the value of the Funds’ shares to be more volatile than if the Funds did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Funds’ portfolio securities. The Funds may engage in transactions or purchase instruments that give rise to forms of leverage. In addition, to the extent the Funds employ leverage, dividend and interest costs may not be recovered by any appreciation of the securities purchased with the leverage proceeds and could exceed the Funds’ investment returns, resulting in greater losses.

The Funds are party to International Swaps and Derivatives Association, Inc. Master Agreements

(“ISDA Master Agreements”) with select counterparties that govern transactions, over-the-counter derivatives and foreign exchange contracts entered into by the Funds and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements of the Funds.

The considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis are governed by Master Securities Forward Transaction Agreements (“Master Forward Agreements”) between the Funds and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

The Funds are also a party to Master Repurchase Agreements (“Master Repo Agreements”) with select counterparties. The Master Repo Agreements maintain provisions for initiation, income payments, events of default, and maintenance of collateral.

3. Financial Derivative Instruments

Disclosure about derivatives and hedging activities requires qualitative disclosure regarding objectives and strategies for using derivatives, quantitative disclosure about fair value amounts of gains and losses on derivatives, and disclosure about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives, which are accounted for as

38	April 30, 2013 |	Annual Report

Notes to Financial Statements

PIMCO Municipal Income Funds

April 30, 2013

3. Financial Derivative Instruments (continued)

“hedges”, and those that do not qualify for such accounting. Although the Funds at times use derivatives for hedging purposes, the Funds reflect derivatives at fair value and recognize changes in fair value through the Funds’ Statement of Operations, and such derivatives do not qualify for hedge accounting treatment.

(a) Futures Contracts

The Funds use futures contracts to manage their exposure to the securities markets or the movements in interest rates and currency values. A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract, the Funds are required to pledge to the broker an amount of cash or securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contracts, the Funds agree to receive from or pay to the broker an amount of cash or securities equal to the daily fluctuation in the value of the contracts. Such receipts or payments are known as “variation margin” and are recorded by the Funds as unrealized appreciation or depreciation. When the contracts are closed, the Funds record a realized gain or loss equal to the difference between the value of the contracts at the time they were opened and the value at the time they were closed. Any unrealized appreciation or depreciation recorded is simultaneously reversed. The use of futures transactions involves various risks, including the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates and underlying hedging assets, and possible inability or unwillingness of counterparties to meet the terms of their contracts.

4. Investment Manager/Sub-Adviser

Each Fund has an Investment Management Agreement (each an “Agreement”) with the

Investment Manager. Subject to the supervision of each Fund’s Board, the Investment Manager is responsible for managing, either directly or through others selected by it, the Funds’ investment activities, business affairs and administrative matters. Pursuant to each Agreement, the Investment Manager receives an annual fee, payable monthly, at an annual rate of 0.65% of each Fund’s average daily net assets, inclusive of net assets attributable to any Preferred Shares that were outstanding. For the period July 1, 2011 through June 30, 2012, the Investment Manager voluntarily agreed to waive a portion of its fee for each Fund at the annual rate of 0.05% of each Fund’s average daily net assets, inclusive of net assets attributable to any Preferred Shares that were outstanding. For the year ended April 30, 2013, each Fund paid investment management fees at an effective rate of 0.64% of each Fund’s average daily net assets, inclusive of net assets attributable to any Preferred Shares that were outstanding.

The Investment Manager has retained the Sub-Adviser to manage the Funds’ investments. Subject to the supervision of the Investment Manager, the Sub-Adviser is responsible for making all of the Funds’ investment decisions. The Investment Manager, not the Funds, pays a portion of the fees it receives as Investment Manager to the Sub-Adviser in return for its services.

Annual Report |	April 30, 2013	39

Notes to Financial Statements

PIMCO Municipal Income Funds

April 30, 2013

5. Investments in Securities

For the year ended April 30, 2013, purchases and sales of investments, other than short-term securities were:

	Municipal	California Municipal	New York Municipal
Purchases	$58,776,355	$51,953,231	$23,386,104
Sales	51,331,223	56,609,219	24,011,011

6. Income Tax Information

The tax character of dividends paid was:

	Year ended April 30, 2013		Year ended April 30, 2012
	Ordinary Income	Tax Exempt Income	Ordinary Income	Tax Exempt Income
Municipal	$363,616	$24,772,210	$445,895	$24,589,871
California Municipal	222,475	17,237,255	243,630	17,138,254
New York Municipal	21,394	5,343,129	27,309	5,312,416

At April 30, 2013, the components of distributable earnings were:

	Tax Exempt Income	Capital loss Carryforwards(1)	Post-October Capital loss(2)
			Short-Term	Long-Term
Municipal	$4,474,903	$57,992,613	$13,528	$—
California Municipal	11,279,072	38,914,997	—	108,213
New York Municipal	2,396,002	20,874,269	—	—

(1)	Capital loss carryforwards available as a reduction, to the extent provided in the regulations, of any future net realized gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be disbursed.
(2)	Capital losses realized during the period November 1, 2012 through April 30, 2013 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term capital losses.

At April 30, 2013, capital loss carryforward amounts were:

	Year of Expiration					No Expiration(3)
	2014	2015	2016	2017	2018	Short-Term	Long-Term
Municipal	1,105,730	459,581	3,577,024	890,721	49,231,992	2,727,565	—
California Municipal	1,951,329	—	—	—	23,866,648	11,934,075	1,162,945
New York Municipal	243,785	—	—	3,099,084	16,947,180	584,220	—

(3)	Carryforward amounts are subject to the provisions of the Regulated Investment Company Modernization Act of 2010.

40	April 30, 2013 |	Annual Report

Notes to Financial Statements

PIMCO Municipal Income Funds

April 30, 2013

6. Income Tax Information (continued)

For the year ended April 30, 2013, PIMCO Municipal Income utilized post-enactment capital loss carryforwards of $1,536,184 of which $1,179,188 was short-term and $356,996 was long-term and New York Municipal Income utilized post-enactment of $879,908 which was short-term.

For the year ended April 30, 2013, the Funds had capital loss carryforwards which were expired as follows:

Expired
Municipal	12,156,912
California Municipal	6,552,094
New York Municipal	4,622,781

For the year ended April 30, 2013, permanent “book-tax” adjustments were:

	Undistributed Net Investment Income	Accumulated Net Realized Gain(Loss)	Paid-in Capital in Excess of Par
Municipal (a)(b)	$4,741	$12,152,171	$(12,156,912)
California Municipal (a)(b)	(1,185)	6,553,279	(6,552,094)
New York Municipal (a)(b)	81,646	4,541,135	(4,622,781)

These permanent “book-tax” differences were primarily attributable to:

(a) Differing treatment of Inverse Floaters

(b) Expiring Capital Loss Carryforwards

Net investment income, net realized gains or losses and net assets were not affected by these adjustments.

At April 30, 2013, the aggregate cost basis and the net unrealized appreciation of investments for federal income tax purposes were:

	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Municipal	$466,312,046	$73,563,249	$4,477,638	$69,085,611
California Municipal	360,456,263	55,878,523	30,637	55,847,886
New York Municipal	124,094,243	14,151,622	639,152	13,512,470

Differences between book and tax cost basis were attributable to Inverse Floater transactions.

7. Auction-Rate Preferred Shares

Municipal has 1,520 shares of Preferred Shares Series A, 1,520 shares of Preferred Shares Series B, 1,520 shares of Preferred Shares Series C, 1,520 shares of Preferred Shares Series D and 1,520 shares of Preferred Shares Series E outstanding, each with a liquidation preference of $25,000 per share plus any accumulated, unpaid dividends.

California Municipal has 2,000 shares of Preferred Shares Series A, 2,000 shares of Preferred Shares Series B and 2,000 shares of Preferred Shares Series C outstanding, each with a liquidation preference of $25,000 per share plus any accumulated, unpaid dividends.

Annual Report |	April 30, 2013	41

Notes to Financial Statements

PIMCO Municipal Income Funds

April 30, 2013

7. Auction-Rate Preferred Shares (continued)

New York Municipal has 1,880 shares of Preferred Shares Series A outstanding, with a liquidation preference of $25,000 per share plus any accumulated, unpaid dividends.

Dividends are accumulated daily at an annual rate (typically re-set every seven days) through auction procedures (or through default procedures in the event of failed auctions). Distributions of net realized capital gains, if any, are paid annually.

For the year ended April 30, 2013, the annualized dividend rates ranged from:

	High	Low	At April 30, 2013
Municipal:
Series A	0.377%	0.131%	0.361%
Series B	0.381%	0.131%	0.377%
Series C	0.381%	0.131%	0.377%
Series D	0.381%	0.131%	0.377%
Series E	0.381%	0.144%	0.361%

California Municipal:
Series A	0.377%	0.131%	0.361%
Series B	0.381%	0.131%	0.377%
Series C	0.381%	0.144%	0.361%

New York Municipal:
Series A	0.381%	0.131%	0.377%

The Funds are subject to certain limitations and restrictions while Preferred Shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Funds from declaring or paying any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of Preferred Shares at their liquidation preference plus any accumulated, unpaid dividends.

Preferred shareholders, who are entitled to one vote per share, generally vote together with the common shareholders but vote separately as a class to elect two Trustees and on any matters affecting the rights of the Preferred Shares.

Since mid-February 2008, holders of auction-rate preferred shares (“ARPS”) issued by the Funds have been directly impacted by an unprecedented lack of liquidity, which has similarly affected ARPS holders in many of the nation’s closed-end funds. Since then, regularly scheduled auctions for ARPS issued by the Funds have consistently “failed” because of insufficient demand (bids to buy shares) to meet the supply (shares offered for sale) at each auction. In a failed auction, ARPS holders cannot sell all, and may not be able to sell any, of their shares tendered for sale. While repeated auction failures have affected the liquidity for ARPS, they do not constitute a default or automatically alter the credit quality of the ARPS, and the ARPS holders have continued to receive dividends at the defined “maximum rate” equal to the higher of the 30-day “AA” Composite Commercial Paper Rate multiplied by 110% or the Taxable Equivalent of the Short-Term Municipal Obligations Rate-defined as 90% of the quotient of (A) the per annum rate expressed on an interest equivalent basis equal to the S&P 7-day Index divided by (B) 1.00 minus the Marginal Tax Rate (expressed as a decimal) multiplied by 110%

42	April 30, 2013 |	Annual Report

Notes to Financial Statements

PIMCO Municipal Income Funds

April 30, 2013

7. Auction-Rate Preferred Shares (continued)

(which is a function of short-term interest rates and typically higher than the rate that would have otherwise been set through a successful auction). If the Funds’ ARPS auctions continue to fail and the “maximum rate” payable on the ARPS rises as a result of changes in short-term interest rates, returns for the Funds’ common shareholders could be adversely affected.

In the Fall of 2012, S&P Evaluation Services announced that it would discontinue providing the S&P Weekly High Grade Municipal Bond Index (formerly, the Kenny S&P 30-Day High Grade Municipal Bond Index) (the “Prior Index”)

effective January 1, 2013. The Funds’ Boards approved the use of the Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index in replacement of the Prior Index to calculate ARPS dividend rates on and after January 1, 2013, as well as corresponding amendments to the Funds’ bylaws.

8. Transfer Agent Change

Effective September 17, 2012 (the “Effective Date”), American Stock Transfer & Trust Company, LLC (“AST”) assumed responsibility as the Funds’ transfer agent. The amended Dividend Reinvestment Plan (the “Plan”) and AST’s role as transfer agent for Participants under the Plan commenced as of the Effective Date.

9. Subsequent Events

In preparing these financial statements, the Funds’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

On May 1, 2013, the following dividends were declared to common shareholders payable June 3, 2013 to shareholders of record on May 13, 2013.

Municipal	$0.08125 per common share
California Municipal	$0.077 per common share
New York Municipal	$0.057 per common share

On June 3, 2013, the following dividends were declared to common shareholders payable July 1, 2013 to shareholders of record on June 13, 2013.

Municipal	$0.08125 per common share
California Municipal	$0.077 per common share
New York Municipal	$0.057 per common share

There were no other subsequent events that require recognition or disclosure.

Annual Report |	April 30, 2013	43

Financial Highlights

PIMCO Municipal Income Fund

For a common share outstanding throughout each year:

	Year ended April 30,
	2013		2012		2011	2010		2009
Net asset value, beginning of year	$12.93		$10.72		$11.76	$9.38		$12.96

Investment Operations:
Net investment income	0.95		1.01		1.07	1.18		1.13
Net realized and change in unrealized gain (loss)	0.87		2.20		(1.10)	2.22		(3.53)
Total from investment operations	1.82		3.21		(0.03)	3.40		(2.40)

Dividends on Preferred Shares from Net Investment Income	(0.02)		(0.02)		(0.03)	(0.04)		(0.20)
Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	1.80		3.19		(0.06)	3.36		(2.60)

Dividends to Common Shareholders from Net Investment Income	(0.98)		(0.98)		(0.98)	(0.98)		(0.98)
Net asset value, end of year	$13.75		$12.93		$10.72	$11.76		$9.38
Market price, end of year	$16.05		$15.28		$12.92	$13.72		$11.40
Total Investment Return (1)	11.96%		27.20%		1.54%	30.34%		(24.58)%
Ratios/Supplemental Data:
Net assets, applicable to common shareholders, end of year (000s)	$348,162		$326,741		$269,916	$294,457		$233,507
Ratio of expenses to average net assets, including interest expense (2)(3)(4)	1.22	%(5)	1.28	%(5)	1.44%	1.46	%(5)	1.64	%(5)
Ratio of expenses to average net assets, excluding interest expense (2)(3)	1.19	%(5)	1.22	%(5)	1.34%	1.34	%(5)	1.42	%(5)
Ratio of net investment income to average net assets (2)	6.99	%(5)	8.42	%(5)	9.43%	10.77	%(5)	10.65	%(5)
Preferred shares asset coverage per share	$70,809		$67,990		$60,514	$63,743		$55,722
Portfolio turnover rate	9%		18%		15%	11%		60%

(1)	Total investment return is calculated assuming a purchase of a common share at the market price on the first day and a sale of a common share at the market price on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares.

(2)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders.

(3)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank (See note 1(k) in Notes to Financial Statements).

(4)	Interest expense relates to the liability for Floating Rate Notes issued in connection with Inverse Floater transactions and/or participation in reverse repurchase agreement transactions.

(5)	During the years indicated above, the Investment Manager waived a portion of its investment management fee. The effect of such waiver relative to the average net assets of common shareholders was 0.01%, 0.07%, 0.01% and 0.10% for the years ended April 30, 2013, April 30, 2012, April 30, 2010 and April 30, 2009, respectively.

44	Annual Report |	April 30, 2013 |	See accompanying Notes to Financial Statements

Financial Highlights

PIMCO California Municipal Income Fund

For a common share outstanding throughout each year:

	Year ended April 30,
	2013		2012		2011	2010		2009
Net asset value, beginning of year	$13.75		$11.32		$12.84	$10.61		$13.62

Investment Operations:
Net investment income	1.02		1.08		1.12	1.21		1.08
Net realized and change in unrealized gain (loss)	0.88		2.29		(1.69)	1.98		(2.96)
Total from investment operations	1.90		3.37		(0.57)	3.19		(1.88)

Dividends on Preferred Shares from Net Investment Income	(0.02)		(0.02)		(0.03)	(0.04)		(0.21)
Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	1.88		3.35		(0.60)	3.15		(2.09)

Dividends to Common Shareholders from Net Investment Income	(0.92)		(0.92)		(0.92)	(0.92)		(0.92)
Net asset value, end of year	$14.71		$13.75		$11.32	$12.84		$10.61
Market price, end of year	$15.33		$14.83		$11.99	$13.29		$12.18
Total Investment Return (1)	9.96%		32.94%		(2.79)%	17.72%		(16.72)%
Ratios/Supplemental Data:
Net assets, applicable to common shareholders, end of year (000s)	$272,398		$253,870		$208,147	$234,792		$192,849
Ratio of expenses to average net assets, including interest expense (2)(3)(4)	1.30	%(5)	1.36	%(5)	1.48%	1.49	%(5)	1.66	%(5)
Ratio of expenses to average net assets, excluding interest expense (2)(3)	1.21	%(5)	1.25	%(5)	1.34%	1.34	%(5)	1.39	%(5)
Ratio of net investment income to average net assets (2)	7.17	%(5)	8.63	%(5)	9.21%	10.15	%(5)	9.42	%(5)
Preferred shares asset coverage per share	$70,398		$67,310		$59,689	$64,130		$57,140
Portfolio turnover rate	12%		9%		19%	8%		42%

(1)	Total investment return is calculated assuming a purchase of a common share at the market price on the first day and a sale of a common share at the market price on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares.

(2)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders.

(3)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank (See note 1(k) in Notes to Financial Statements).

(4)	Interest expense relates to the liability for Floating Rate Notes issued in connection with Inverse Floater transactions and/or participation in reverse repurchase agreement transactions.

(5)	During the years indicated above, the Investment Manager waived a portion of its investment management fee. The effect of such waiver relative to the average net assets of common shareholders was 0.01%, 0.07%, 0.01% and 0.10% for the years ended April 30, 2013, April 30, 2012, April 30, 2010 and April 30, 2009, respectively.

See accompanying Notes to Financial Statements |	April 30, 2013 |	Annual Report	45

Financial Highlights

PIMCO New York Municipal Income Fund

For a common share outstanding throughout each year:

	Year ended April 30,
	2013		2012		2011	2010		2009
Net asset value, beginning of year	$11.38		$9.92		$10.67	$9.19		$12.70

Investment Operations:
Net investment income	0.70		0.74		0.80	0.88		0.87
Net realized and change in unrealized gain (loss)	0.66		1.41		(0.84)	1.31		(3.50)
Total from investment operations	1.36		2.15		(0.04)	2.19		(2.63)

Dividends on Preferred Shares from Net Investment Income	(0.02)		(0.01)		(0.03)	(0.03)		(0.20)
Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	1.34		2.14		(0.07)	2.16		(2.83)

Dividends to Common Shareholders from Net Investment Income	(0.68)		(0.68)		(0.68)	(0.68)		(0.68)
Net asset value, end of year	$12.04		$11.38		$9.92	$10.67		$9.19
Market price, end of year	$12.52		$11.73		$9.89	$11.18		$9.90
Total Investment Return (1)	12.96%		26.36%		(5.57)%	20.76%		(18.80)%
Ratios/Supplemental Data:
Net assets, applicable to common shareholders, end of year (000s)	$92,509		$87,126		$75,728	$81,074		$69,482
Ratio of expenses to average net assets, including interest expense (2)(3)(4)	1.36	%(5)	1.37	%(5)	1.51%	1.52	%(5)	1.86	%(5)
Ratio of expenses to average net assets, excluding interest expense (2)(3)	1.30	%(5)	1.31	%(5)	1.42%	1.41	%(5)	1.62	%(5)
Ratio of net investment income to average net assets (2)	5.89	%(5)	7.00	%(5)	7.70%	8.71	%(5)	8.49	%(5)
Preferred shares asset coverage per share	$74,203		$71,341		$65,279	$68,123		$61,957
Portfolio turnover rate	16%		21%		29%	11%		37%

(1)	Total investment return is calculated assuming a purchase of a common share at the market price on the first day and a sale of a common share at the market price on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares.

(2)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders.

(3)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank (See note 1(k) in Notes to Financial Statements).

(4)	Interest expense relates to the liability for Floating Rate Notes issued in connection with Inverse Floater transactions and/or participation in reverse repurchase agreement transactions.

(5)	During the years indicated above, the Investment Manager waived a portion of its investment management fee. The effect of such waiver relative to the average net assets of common shareholders was 0.01%, 0.07%, 0.01% and 0.10% for the years ended April 30, 2013, April 30, 2012, April 30, 2010 and April 30, 2009, respectively.

46	Annual Report |	April 30, 2013 |	See accompanying Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

PIMCO Municipal Income Funds

To the Shareholders and Board of Trustees of

PIMCO Municipal Income Fund,

PIMCO California Municipal Income Fund and

PIMCO New York Municipal Income Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund and PIMCO New York Municipal Income Fund (collectively hereafter referred to as the “Funds”) at April 30, 2013, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2013 by correspondence with the custodian, agent banks and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

June 20, 2013

Annual Report |	April 30, 2013	47

Tax Information/Annual Shareholder Meeting Results (unaudited)

PIMCO Municipal Income Funds

Tax Information:

As required by the Internal Revenue Code, shareholders must be notified regarding certain tax attributes of distributions made by each fund.

For the year ended April 30, 2013, the Funds designate the following percentages of the ordinary income dividends (or such greater percentages that constitute the maximum amount allowable pursuant to code sections 103(a) and 852(b)(5)), as exempt-interest dividends which are exempt from federal income tax other than the alternative minimum tax.

Municipal Income	98.55%
California Municipal Income	98.73%
New York Municipal Income	99.60%

Since the Funds’ tax year is not the calendar year, another notification will be sent with respect to calendar year 2013. In January 2014, shareholders will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received during calendar year 2013. The amount that will be reported will be the amount to use on the shareholder’s 2013 federal income tax return and may differ from the amount which must be reported in connection with the Fund’s tax year ended April 30, 2013. Shareholders are advised to consult their tax advisers as to the federal, state and local tax status of the dividend income received from the Funds. In January 2014, an allocation of interest income by state will be provided which may be of value in reducing a shareholder’s state and local tax liability, if any.

Annual Shareholder Meeting Results:

The Fund held the meeting of shareholders on December 19, 2012. Common/Preferred shareholders voted as indicated below:

	Affirmative	Withheld Authority
Municipal
Re-election of Hans W. Kertess* — Class I to serve until the Annual Meeting for the 2015-2016 fiscal year	6,636	92
Re-election of William B. Ogden, IV — Class I to serve until the Annual Meeting for the 2015-2016 fiscal year	22,373,450	557,168
Re-election of Alan Rappaport — Class I to serve until the Annual Meeting for the 2015-2016 fiscal year	22,462,220	468,398

California Municipal
Re-election of Hans W. Kertess* — Class I to serve until the Annual Meeting for the 2015-2016 fiscal year	4,564	118
Re-election of William B. Ogden, IV — Class I to serve until the Annual Meeting for the 2015-2016 fiscal year	13,985,640	210,780
Re-election of Alan Rappaport — Class I to serve until the Annual Meeting for the 2015-2016 fiscal year	13,987,428	208,992

48	April 30, 2013 |	Annual Report

Tax Information/Annual Shareholder Meeting Results (unaudited) (continued)

PIMCO Municipal Income Funds

	Affirmative	Withheld Authority
New York Municipal
Re-election of Hans W. Kertess* — Class I to serve until the Annual Meeting for the 2015-2016 fiscal year	1,526	51
Re-election of William B. Ogden, IV — Class I to serve until the Annual Meeting for the 2015-2016 fiscal year	5,561,858	388,148
Re-election of Alan Rappaport — Class I to serve until the Annual Meeting for the 2015-2016 fiscal year	5,561,858	388,148

The other members of the Board of Trustees at the time of the meeting, namely, Ms. Deborah A. DeCotis and Messrs. Bradford K. Gallagher, James A. Jacobson*, and John C. Maney†, continued to serve as Trustees of the Funds.

*	Preferred Shares Trustee
†	Interested Trustee

Annual Report |	April 30, 2013	49

Privacy Policy/Proxy Voting Policies & Procedures (unaudited)

PIMCO Municipal Income Funds

Our Commitment to You

We consider customer privacy to be a fundamental aspect of our relationship with shareholders and are committed to maintaining the confidentiality, integrity and security of our current, prospective and former shareholders’ personal information. To ensure our shareholders’ privacy, we have developed policies that are designed to protect this confidentiality, while allowing shareholders’ needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, we may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet web sites.

Respecting Your Privacy

As a matter of policy, we do not disclose any personal or account information provided by shareholders or gathered by us to non-affiliated third parties, except as required for our everyday business purposes, such as to process transactions or service a shareholder’s account, or as otherwise permitted by law. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, and gathering shareholder proxies. We may also retain non-affiliated financial services providers, such as broker-dealers, to market our shares or products and we may enter into joint-marketing arrangements with them and other financial companies. We may also retain marketing and research service firms to conduct research on shareholder satisfaction. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. We may also provide a shareholder’s personal and account information to their respective brokerage or financial advisory firm, custodian, and/or to their financial advisor or consultant.

Sharing Information with Third Parties

We reserve the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where we believe in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect our rights or property or upon reasonable request by any Fund in which a shareholder has chosen to invest. In addition, we may disclose information about a shareholder or shareholder’s accounts to a non-affiliated third party only if we receive a shareholder’s written request or consent.

Sharing Information with Affiliates

We may share shareholder information with our affiliates in connection with our affiliates’ everyday business purposes, such as servicing a shareholder’s account, but our affiliates may not use this information to market products and services to you except in conformance with applicable laws or regulations. The information we share includes information about our experiences and transactions with a shareholder and may include, for example, a shareholder’s participation in one of the Funds or in other investment programs, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s transactions or accounts. Our affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

We take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, we have also

50	April 30, 2013 |	Annual Report

Privacy Policy/Proxy Voting Policies & Procedures (unaudited) (continued)

PIMCO Municipal Income Funds

implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In addition, we have physical, electronic and procedural safeguards in place to guard a shareholder’s non-public personal information.

Disposal of Confidential Records

We will dispose of records, if any, that are knowingly derived from data received from a consumer reporting agency regarding a shareholder that is an individual in a manner that ensures the confidentiality of the data is maintained. Such records include, among other things, copies of consumer reports and notes of conversations with individuals at consumer reporting agencies.

Proxy Voting Policies & Procedures:

A description of the policies and procedures that the Funds have adopted to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 is available (i) without charge, upon request, by calling the Funds’ shareholder servicing agent at (800) 254-5197; (ii) on the Funds’ website at us.allianzgi.com/closedendfunds; and (iii) on the Securities and Exchange Commission website at www.sec.gov.

Annual Report |	April 30, 2013	51

Dividend Reinvestment Plan (unaudited)

PIMCO Municipal Income Funds

Each Fund has adopted a Dividend Reinvestment Plan (the “Plan”) which allows common shareholders to reinvest Fund distributions in additional common shares of the Fund. American Stock Transfer & Trust Company, LLC (the “Plan Agent”) serves as agent for common shareholders in administering the Plan. It is important to note that participation in the Plan and automatic reinvestment of Fund distributions does not ensure a profit, nor does it protect against losses in a declining market.

Automatic enrollment/voluntary participation. Under the Plan, common shareholders whose shares are registered with the Plan Agent (“registered shareholders”) are automatically enrolled as participants in the Plan and will have all Fund distributions of income, capital gains and returns of capital (together, “distributions”) reinvested by the Plan Agent in additional common shares of the applicable Fund, unless the shareholder elects to receive cash. Registered shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check and mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, to the nominee) by the Plan Agent. Participation in the Plan is voluntary. Participants may terminate or resume their enrollment in the Plan at any time without penalty by notifying the Plan Agent online at www.amstock.com, by calling (800) 254-5197, by writing to the Plan Agent, American Stock Transfer & Trust Company, LLC, at P.O. Box 922, Wall Street Station, New York, NY 10269-0560, or, as applicable, by completing and returning the transaction form attached to a Plan statement. A proper notification will be effective immediately and apply to the Funds’ next distribution if received by the Plan Agent at least three (3) days prior to the record date for the distribution; otherwise, a notification will be effective shortly following the Funds’ next distribution and will apply to the Funds’ next succeeding distribution thereafter. If you withdraw from the Plan and so request, the Plan Agent will arrange for the sale of your shares and send you the proceeds, minus a transaction fee and brokerage commissions.

How shares are purchased under the Plan. For each Fund distribution, the Plan Agent will acquire common shares for participants either (i) through receipt of newly issued common shares from the Funds (“newly issued shares”) or (ii) by purchasing common shares of the Funds on the open market (“open market purchases”). If, on a distribution payment date, the net asset value per common shares of the Funds (“NAV”) is equal to or less than the market price per common shares plus estimated brokerage commissions (often referred to as a “market premium”), the Plan Agent will invest the distribution amount on behalf of participants in newly issued shares at a price equal to the greater of (i) NAV or (ii) 95% of the market price per common share on the payment date. If the NAV is greater than the market price per common shares plus estimated brokerage commissions (often referred to as a “market discount”) on a distribution payment date, the Plan agent will instead attempt to invest the distribution amount through open market purchases. If the Plan Agent is unable to invest the full distribution amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any un-invested portion of the distribution in newly issued shares at a price equal to the greater of (i) NAV or (ii) 95% of the market price per share as of the last business day immediately prior to the purchase date (which, in either case, may be a price greater or lesser than the NAV per common shares on the distribution payment date). No interest will be paid on distributions awaiting reinvestment. Under the Plan, the market price of common shares on a particular date is the last sales price on the exchange where the shares are listed on that date or, if there is no sale on the exchange on that date, the mean between the closing bid and asked

52	April 30, 2013 |	Annual Report

Dividend Reinvestment Plan (unaudited) (continued)

PIMCO Municipal Income Funds

quotations for the shares on the exchange on that date. The NAV per common share on a particular date is the amount calculated on that date (normally at the close of regular trading on the New York Stock Exchange) in accordance with the Funds’ then current policies.

Fees and expenses. No brokerage charges are imposed on reinvestments in newly issued shares under the Plan. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. There are currently no direct service charges imposed on participants in the Plan, although the Funds reserve the right to amend the Plan to include such charges. The Plan Agent imposes a transaction fee (in addition to brokerage commissions that are incurred) if it arranges for the sale of your common shares held under the Plan.

Shares held through nominees. In the case of a registered shareholder such as a broker, bank or other nominee (together, a “nominee”) that holds common shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of common shares certified by the nominee/record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan. If your common shares are held through a nominee and are not registered with the Plan Agent, neither you nor the nominee will be participants in or have distributions reinvested under the Plan. If you are a beneficial owner of common shares and wish to participate in the Plan, and your nominee is unable or unwilling to become a registered stockholder and a Plan participant on your behalf, you may request that your nominee arrange to have all or a portion of your shares re-registered with the Plan Agent in your name so that you may be enrolled as a participant in the Plan. Please contact your nominee for details or for other possible alternatives. Participants whose shares are registered with the Plan Agent in the name of one nominee firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

Tax consequences. Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions – i.e., automatic reinvestment in additional shares does not relieve shareholders of, or defer the need to pay, any income tax that may be payable (or that is required to be withheld) on Fund dividends and distributions. The Funds and the Plan Agent reserve the right to amend or terminate the Plan. Additional information about the Plan, as well as a copy of the full Plan itself, may be obtained from the Plan Agent, American Stock Transfer & Trust Company, LLC, at P.O. Box 922, Wall Street Station, New York, NY 10269-0560; telephone number: (800) 254-5197; web site: www.amstock.com.

Annual Report |	April 30, 2013	53

Board of Trustees (unaudited)

PIMCO Municipal Income Funds

Name, Year of Birth, Position(s) Held with Funds,
Length of Service, Other Trusteeships/Directorships
Held by Trustee; Number of Portfolios in Fund
Complex/Outside Fund Complexes Currently
Overseen by Trustee	Principal Occupation(s) During Past 5 Years:
The address of each trustee is 1633 Broadway, New York, NY 10019.

Hans W. Kertess

Year of Birth: 1939

Chairman of the Board of Trustees since: 2008

Trustee since: 2001

Term of office: Expected to stand for re-election at the annual meeting of shareholders for the 2015-2016 fiscal year.

Trustee/Director of 64 funds in Fund Complex;

Trustee/Director of no funds outside of Fund Complex

President, H. Kertess & Co., a financial advisory company. Formerly, Managing Director, Royal Bank of Canada Capital Markets.

Deborah A. DeCotis

Year of Birth: 1952

Trustee since: 2011

Term of office: Expected to stand for re-election at the annual meeting of shareholders for the 2013-2014 fiscal year.

Trustee/Director of 64 funds in Fund Complex

Trustee/Director of no funds outside of Fund Complex

Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Co-Chair Special Projects Committee, Memorial Sloan Kettering (since 2005); Board Member and Member of the Investment and Finance Committees, Henry Street Settlement (since 2007); Trustee, Stanford University (since 2010). Formerly, Director, Helena Rubenstein Foundation (1997-2012); and Advisory Council, Stanford Business School (2002-2008).

Bradford K. Gallagher

Year of Birth: 1944

Trustee since: 2010

Term of office: Expected to stand for re-election at the annual meeting of shareholders for the 2014-2015 fiscal year.

Trustee/Director of 64 funds in Fund Complex

Trustee/Director of no funds outside of Fund Complex

Formerly, Chairman and Trustee of Grail Advisors ETF Trust (2009-2010) and Trustee of Nicholas-Applegate Institutional Funds (2007-2010)

Partner, New Technology Ventures Capital Management LLC, a venture capital fund (since 2011); Chairman and Trustee, Atlantic Maritime Heritage Foundation (since 2007); Chairman and Trustee, The Common Fund (since 2005); Founder, Spyglass Investments LLC, a private investment vehicle (since 2001); and Founder, President and CEO, Cypress Holding Company and Cypress Tree Investment Management Company (since 1995).

James A. Jacobson

Year of Birth:1945

Trustee since: 2009

Term of office: Expected to stand for re-election at the annual meeting of shareholders for the 2013-2014 fiscal year.

Trustee/Director of 64 funds in Fund Complex

Trustee/Director of 17 funds in Alpine Mutual Funds Complex

Retired. Formerly, Vice Chairman and Managing Director, Spear, Leeds & Kellogg Specialists, LLC, a specialist firm on the New York Stock Exchange.

William B. Ogden, IV

Year of Birth: 1945

Trustee since: 2006

Term of office: Expected to stand for re-election at the annual meeting of shareholders for the 2015-2016 fiscal year.

Trustee/Director of 64 funds in Fund Complex;

Trustee/Director of no funds outside of Fund Complex

Asset Management Industry Consultant. Formerly, Managing Director, Investment Banking Division of Citigroup Global Markets Inc.

54	April 30, 2013 |	Annual Report

Board of Trustees (unaudited) (continued)

PIMCO Municipal Income Funds

Name, Year of Birth, Position(s) Held with Funds,
Length of Service, Other Trusteeships/Directorships
Held by Trustee; Number of Portfolios in Fund
Complex/Outside Fund Complexes Currently
Overseen by Trustee	Principal Occupation(s) During Past 5 Years:

Alan Rappaport

Year of Birth: 1953

Trustee since: 2010

Term of office: Expected to stand for re-election at the annual meeting of shareholders for the 2015-2016 fiscal year.

Trustee/Director of 64 funds in Fund Complex

Trustee/Director of no funds outside of Fund Complex

Advisory Director (since 2012), formerly, Vice Chairman, Roundtable Investment Partners (since 2009); Chairman (formerly President), Private Bank of Bank of America; Vice Chairman, US Trust (2001-2008); Adjunct Professor, New York University Stern School of Business (since 2013); Trustee, American Museum of Natural History (since 2005) and Trustee, NYU Langone Medical Center (since 2007).

John C. Maney†

Year of Birth: 1959

Trustee since: 2006

Term of office: Expected to stand for re-election at the annual meeting of shareholders for the 2014-2015 fiscal year.

Trustee/Director of 83 funds in Fund Complex

Trustee/Director of no funds outside the Fund Complex

Member of Management Board and a Managing Director of Allianz Global Investors Fund Management LLC; Managing Director of Allianz Asset Management of America L.P. (since January 2005) and a member of the Management Board and Chief Operating Officer of Allianz Asset Management of America L.P. (since November 2006).

†	Mr. Maney is an “interested person” of the Funds, as defined in Section 2(a)(19) of the 1940 Act, due to his affiliation with Allianz Asset Management of America L.P. and its affiliates.

Annual Report |	April 30, 2013	55

Fund Officers (unaudited)

PIMCO Municipal Income Funds

Name, Year of Birth, Position(s) Held with Funds.	Principal Occupation(s) During Past 5 Years:
Brian S. Shlissel Year of Birth: 1964 President & Chief Executive Officer since: 2002	Management Board, Managing Director and Head of Mutual Fund Services of Allianz Global Investors Fund Management LLC; President and Chief Executive Officer of 30 funds in the Fund Complex; President of 53 funds in the Fund Complex; and Treasurer, Principal Financial and Accounting Officer of The Korea Fund, Inc. Formerly, Treasurer, Principal Financial and Accounting Officer of 50 funds in the Fund Complex (2005-2010).
Lawrence G. Altadonna Year of Birth: 1966 Treasurer, Principal Financial and Accounting Officer since: 2002	Director, Director of Fund Administration of Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting Officer of 83 funds in the Fund Complex; and Assistant Treasurer of The Korea Fund, Inc. Formerly, Assistant Treasurer of 50 funds in the Fund Complex (2005-2010).
Thomas J. Fuccillo Year of Birth: 1968 Vice President, Secretary & Chief Legal Officer since: 2004	Managing Director, Chief Legal Officer and Secretary of Allianz Global Investors Fund Management LLC and Allianz Global Investors Distributors LLC; Managing Director and Chief Regulatory Counsel of Allianz Global Investors U.S. Holdings LLC; Vice President, Secretary and Chief Legal Officer of 83 funds in the Fund Complex; and Secretary and Chief Legal Officer of The Korea Fund, Inc.
Scott Whisten Year of Birth: 1971 Assistant Treasurer since: 2007	Director of Allianz Global Investors Fund Management LLC; and Assistant Treasurer of 83 funds in the Fund Complex.
Richard J. Cochran Year of Birth: 1961 Assistant Treasurer since: 2008	Vice President of Allianz Global Investors Fund Management LLC; Assistant Treasurer of 83 funds in the Fund Complex and of The Korea Fund, Inc.
Orhan Dzemaili Year of Birth: 1974 Assistant Treasurer since: 2011	Vice President of Allianz Global Investors Fund Management LLC; Assistant Treasurer of 83 funds in the Fund Complex.
Youse E. Guia Year of Birth: 1972 Chief Compliance Officer since: 2004	Director, Head of Compliance, Allianz Global Investors U.S. Holdings LLC and Chief Compliance Officer of 64 funds in the Fund Complex and of The Korea Fund, Inc.
Lagan Srivastava Year of Birth: 1977 Assistant Secretary since: 2006	Vice President of Allianz Global Investors U.S. Holdings LLC; Assistant Secretary of 83 funds in the Fund Complex and of The Korea Fund, Inc.

Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal.

56	April 30, 2013 |	Annual Report

Trustees

Hans W. Kertess

Chairman of the Board of Trustees

Deborah A. DeCotis

Bradford K. Gallagher

James A. Jacobson

John C. Maney

William B. Ogden, IV

Alan Rappaport

Fund Officers

Brian S. Shlissel

President & Chief Executive Officer

Lawrence G. Altadonna

Treasurer, Principal Financial & Accounting Officer

Thomas J. Fuccillo

Vice President, Secretary & Chief Legal Officer

Scott Whisten

Assistant Treasurer

Richard J. Cochran

Assistant Treasurer

Orhan Dzemaili

Assistant Treasurer

Youse E. Guia

Chief Compliance Officer

Lagan Srivastava

Assistant Secretary

Investment Manager

Allianz Global Investors Fund Management LLC

1633 Broadway

New York, NY 10019

Sub-Adviser

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Custodian & Accounting Agent

State Street Bank & Trust Co. 225 Franklin Street

Boston, MA 02110

Transfer Agent, Dividend Paying Agent and Registrar

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, NY 10017

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

This report, including the financial information herein, is transmitted to the shareholders of PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund and PIMCO New York Municipal Income Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Funds or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Funds may purchase their common shares in the open market.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of their fiscal year on Form N-Q. Each Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The information on Form N-Q is also available on the Funds’ website at us.allianzgi.com/closedendfunds.

Information on the Funds is available at us.allianzgi.com/closedendfunds or by calling the Funds’ shareholder servicing agent at (800) 254-5197.

us.allianzgi.com

Receive this report electronically and eliminate paper mailings.

To enroll, go to us.allianzgi.com/edelivery.

©2013 Allianz Global Investors Distributors U.S. LLC	AZ609AR_043013

AGI-2013-05-07-6862

ITEM 2.	CODE OF ETHICS

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies — Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-254-5197. The code of ethics is included as an Exhibit 99.CODEETH hereto.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)	During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s Board has determined that James A. Jacobson, a member of the Board’s Audit Oversight Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)	Audit fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $49,005 in 2012 and $53,460 in 2013.

b)	Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the principal accountant that are reasonably related to the performance of the audit registrant’s financial statements and are not reported under paragraph (e) of this Item were $10,293 in 2012 and $8,334 in 2013. These services consist of accounting consultations, agreed upon procedure reports (inclusive of annual review of basic maintenance testing associated with the Preferred Shares), attestation reports and comfort letters.

c)	Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax service and tax planning (“Tax Services”) were $10,450 in 2012 and $10,800 in 2013. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns and calculation of excise tax distributions.

d)	All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant.

e)	1. Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor’s engagements related directly to the operations and financial reporting of the Registrant. The Registrant’s policy is stated below.

PIMCO Municipal Income Fund (the “Fund”)

AUDIT OVERSIGHT COMMITTEE POLICY FOR PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS

The Fund’s Audit Oversight Committee (“Committee”) is charged with the oversight of the Fund’s financial reporting policies and practices and their internal controls. As part of this responsibility, the Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

a review of the nature of the professional services expected to provided,

the fees to be charged in connection with the services expected to be provided,

a review of the safeguards put into place by the accounting firm to safeguard independence, and periodic meetings with the accounting firm.

POLICY FOR AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE FUND

On an annual basis, the Fund’s Committee will review and pre-approve the scope of the audit of the Fund and proposed audit fees and permitted non-audit (including audit-related) services that may be performed by the Fund’s independent accountants. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year pursuant to this Policy. In addition to the Committee’s pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the Fund will also require the separate written pre-approval of the President of the Fund, who will confirm, independently, that the accounting firm’s engagement will not adversely affect the firm’s independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission.

AUDIT SERVICES

The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:

Annual Fund financial statement audits

Seed audits (related to new product filings, as required)

SEC and regulatory filings and consents

Semiannual financial statement reviews

AUDIT-RELATED SERVICES

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Accounting consultations

Fund merger support services

Agreed upon procedure reports (inclusive of quarterly review of Basic Maintenance testing associated with issuance of Preferred Shares) Other attestation reports

Comfort letters

Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

TAX SERVICES

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Tax compliance services related to the filing or amendment of the following:

Federal, state and local income tax compliance; and, sales and use tax compliance

Timely RIC qualification reviews

Tax distribution analysis and planning

Tax authority examination services

Tax appeals support services

Accounting methods studies

Fund merger support service

Other tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

PROSCRIBED SERVICES

The Fund’s independent accountants will not render services in the following categories of non-audit services:

Bookkeeping or other services related to the accounting records or financial statements of the Fund

Financial information systems design and implementation

Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

Actuarial services

Internal audit outsourcing services

Management functions or human resources

Broker or dealer, investment adviser or investment banking services

Legal services and expert services unrelated to the audit

Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND COMPLEX

The Committee will pre-approve annually any permitted non-audit services to be provided to Allianz Global Investors Fund Management LLC or any other investment manager to the Funds (but not including any sub-adviser whose role is primarily portfolio management and is sub-contracted by the investment manager) (the “Investment Manager”) and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund (including affiliated sub-advisers to the Fund), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Fund (such entities, including the Investment Manager, shall be referred to herein as the “Accounting Affiliates”). Individual projects that are not presented to the Committee as part of the annual pre-approval process, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

Although the Committee will not pre-approve all services provided to the Investment Manager and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to the Investment Manager and its affiliates.

DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES

With respect to the provision of permitted non-audit services to a Fund or Accounting Affiliates, the pre-approval requirement is waived if:

(1)	The aggregate amount of all such permitted non-audit services provided constitutes no more than (i) with respect to such services provided to the Fund, five percent (5%) of the total amount of revenues paid by the Fund to its independent accountant during the fiscal year in which the services are provided, and (ii) with respect to such services provided to Accounting Affiliates, five percent (5%) of the total amount of revenues paid to the Fund’s independent accountant by the Fund and the Accounting Affiliates during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the Fund at the time of the engagement for such services to be non-audit services; and

(3)	Such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this Committee Chairman or other delegate shall be reported to the full Committee at its next regularly scheduled meeting.

e)	2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i) (C) of Rule 2-01 of Registration S-X.

f)	Not applicable

g)	Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2012 Reporting Period was $6,360,056 and the 2013 Reporting Period was $7,278,787.

h)	Auditor Independence. The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre- approved is compatible with maintaining the Auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANT

The Fund has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the Fund is comprised of Bradford K. Gallagher, James A. Jacobson, Hans W. Kertess, William B. Ogden, IV, Alan Rappaport and Deborah A. DeCortis.

ITEM 6.	INVESTMENTS

(a)	The registrant’s Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

ITEM 7.    DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

PIMCO MUNICIPAL INCOME FUND

PIMCO CALIFORNIA MUNICIPAL INCOME FUND

PIMCO NEW YORK MUNICIPAL INCOME FUND

(each a “Trust”)

PROXY VOTING POLICY

1. It is the policy of each Trust that proxies should be voted in the interest of its shareholders, as determined by those who are in the best position to make this determination. Each Trust believes that the firms and/or persons purchasing and selling securities for the Trust and analyzing the performance of the Trust’s securities are in the best position and have the information necessary to vote proxies in the best interests of the Trust and its shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the Trust, on the other. Accordingly, the Trust’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the Trust.

2. Each Trust delegates the responsibility for voting proxies to Allianz Global Investors Fund Management LLC (“AGIFM”), which will in turn delegate such responsibility to the sub-adviser of the particular Trust. AGIFM’s Proxy Voting Policy Summary is attached as Appendix A hereto. Summaries of the detailed proxy voting policies of the Trust’s current sub-adviser is set forth in Appendix B attached hereto. Such summaries may be revised from time to time to reflect changes to the sub-adviser’s detailed proxy voting policies.

3. The party voting the proxies (i.e., the sub-adviser) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4. AGIFM and the sub-adviser of the Trust with proxy voting authority shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the applicable Board of the Trust promptly after the adoption or amendment of any such policies.

5. The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for the Trust’s regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by the Board or the Trust’s Chief Compliance Officer.

6. This Proxy Voting Policy Statement, the Proxy Voting Policy Summary of AGIFM and summaries of the detailed proxy voting policies of each sub-adviser of a Trust with proxy voting authority and how the Trust voted proxies relating to portfolio securities held during the most recent twelve month period ending June 30, shall be made available (i) without charge, upon request, by calling 1-800-254-5197; (ii) on the Trust’s website at us.allianzgi.com; and (iii) on the Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. In addition, to the extent required by applicable law or determined by the Trust’s Chief Compliance Officer or Board of Trustees, the Proxy Voting Policy Summary of AGIFM and summaries of the detailed proxy voting policies of the sub-adviser with proxy voting authority shall also be included in the Trust’s Registration Statements or Form N-CSR filings.

Appendix A

ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC (“AGIFM”)

PROXY VOTING POLICY SUMMARY

1. It is the policy of AGIFM that proxies should be voted in the interest of the shareholders of the applicable fund, as determined by those who are in the best position to make this determination. AGIFM believes that the firms and/or persons purchasing and selling securities for the funds and analyzing the performance of the funds’ securities are in the best position and have the information necessary to vote proxies in the best interests of the funds and their shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the fund, on the other. Accordingly, AGIFM’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the funds.

2. AGIFM, for each fund for which it acts as investment adviser, delegates the responsibility for voting proxies to the sub-adviser for the respective fund.

3. The party voting proxies (e.g., the sub-adviser) vote the proxies in accordance with their proxy voting policies and, to the extent consistent with their policies, may rely on information and/or recommendations supplied by others.

4. AGIFM and each sub-adviser of a fund will deliver a copy of their respective proxy voting policies and any material amendments thereto to the board of the relevant fund promptly after the adoption or amendment of any such policies.

5. The party voting the proxy will: (i) maintain such records and provide such voting information as is required for such funds’ regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) will provide additional information as may be requested, from time to time, by the funds’ respective boards or chief compliance officers.

6. Summaries of the proxy voting policies for AGIFM and each sub-adviser of a fund advised by AGIFM and how each fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 will be available (i) without charge, upon request, by calling 1-800-254-5197; (ii) on the Allianz Global Investors Distributors Web site at us.allianzgi.com; and (iii) on the Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. In addition, to the extent required by applicable law or determined by the relevant fund’s board of directors/trustees or chief compliance officer, summaries of the detailed proxy voting policies of AGIFM, each sub-adviser and each other entity with proxy voting authority for a fund advised by AGIFM shall also be included in the Registration Statement or Form N-CSR filings for the relevant fund.

Appendix B

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC (“PIMCO”)

Description of Proxy Voting Policy and Procedures

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Advisers Act. In addition to covering the voting of equity securities, the Proxy Policy also applies generally to voting and/or consent rights of fixed income securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures. The Proxy Policy does not apply, however, to consent rights that primarily entail decisions to buy or sell investments, such as tender or exchange offers, conversions, put options, redemption and Dutch auctions. The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights (collectively, “proxies”) are exercised in the best interests of accounts.

With respect to the voting of proxies relating to equity securities, PIMCO has selected an unaffiliated third party proxy research and voting service (“Proxy Voting Service”), to assist it in researching and voting proxies. With respect to each proxy received, the Proxy Voting Service researches the financial implications of the proposals and provides a recommendation to PIMCO as to how to vote on each proposal based on the Proxy Voting Service’s research of the individual facts and circumstances and the Proxy Voting Service’s application of its research findings to a set of guidelines that have been approved by PIMCO. Upon the recommendation of the applicable portfolio managers, PIMCO may determine to override any recommendation made by the Proxy Voting Service. In the event that the Proxy Voting Service does not provide a recommendation with respect to a proposal, PIMCO may determine to vote on the proposals directly.

With respect to the voting of proxies relating to fixed income securities, PIMCO’s fixed income credit research group (the “Credit Research Group”) is responsible for researching and issuing recommendations for voting proxies. With respect to each proxy received, the Credit Research Group researches the financial implications of the proxy proposal and makes voting recommendations specific for each account that holds the related fixed income security. PIMCO considers each proposal regarding a fixed income security on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. Upon the recommendation of the applicable portfolio managers, PIMCO may determine to override any recommendation made by the Credit Research Group. In the event that the Credit Research Group does not provide a recommendation with respect to a proposal, PIMCO may determine to vote the proposal directly.

PIMCO may determine not to vote a proxy for an equity or fixed income security if: (1) the effect on the applicable account’s economic interests or the value of the portfolio holding is insignificant in relation to the account’s portfolio; (2) the cost of voting the proxy outweighs the possible benefit to the applicable account, including, without limitation, situations where a jurisdiction imposes share blocking restrictions which may affect the ability of the portfolio managers to effect trades in the related security; or (3) PIMCO otherwise has determined that it is consistent with its fiduciary obligations not to vote the proxy.

In the event that the Proxy Voting Service or the Credit Research Group, as applicable, does not provide a recommendation or the portfolio managers of a client account propose to override a recommendation by the Proxy Voting Service, or the Credit Research Group, as applicable, PIMCO will review the proxy to determine whether there is a material conflict between PIMCO and the applicable account or among PIMCO-advised accounts. If no material conflict exists, the proxy will be voted according to the portfolio managers’ recommendation. If a material conflict does exist, PIMCO will seek to resolve the conflict in good faith and in the best interests of the applicable client account, as provided by the Proxy Policy. The Proxy Policy permits PIMCO to seek to resolve material conflicts of interest by pursuing any one of several courses of action. With respect to material conflicts of interest between PIMCO and a client account, the Proxy Policy permits PIMCO to either: (i) convene a committee to assess and resolve the conflict (the “Proxy Conflicts Committee”); or (ii) vote in accordance with protocols previously established by the Proxy Policy, the Proxy Conflicts Committee and/or other relevant procedures approved by PIMCO’s Legal and Compliance department with respect to specific types of conflicts. With respect to material conflicts of interest between one or more PIMCO-advised accounts, the Proxy Policy permits PIMCO to: (i) designate a PIMCO portfolio manager who is not subject to the conflict to determine how to vote the proxy if the conflict exists between two accounts with at least one portfolio manager in common; or (ii) permit the respective portfolio managers to vote the proxies in accordance with each client account’s best interests if the conflict exists between client accounts managed by different portfolio managers.

PIMCO will supervise and periodically review its proxy voting activities and the implementation of the Proxy Policy. PIMCO’s Proxy Policy, and information about how PIMCO voted a client’s proxies, is available upon request.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a)(1)

As of August 2, 2013, the following individual has primary responsibility for the day-to-day implementation of the PIMCO Municipal Income Fund (PMF), PIMCO California Municipal Income Fund (PCQ) and PIMCO New York Municipal Income Fund (PNF) (each a “Fund” and collectively, the “Funds”):

Joe Deane

Mr. Deane has been the portfolio manager for the Funds since July 21, 2011. Mr. Deane, an Executive Vice President at Pacific Investment Management Company LLC (“PIMCO”), joined PIMCO in 2011 and is the head of the municipal bond portfolio management team. Prior to joining PIMCO, he was Co-Head of the Tax-Exempt Department for Western Asset Management Company. Previously he was Managing Director, Head of Tax-Exempt Investments for Smith Barney/Citigroup Asset Management from 1993 to 2005. He has 42 years of investment experience and holds a bachelor’s degree from Iona College.

(a)(2)

The following summarizes information regarding each of the accounts, excluding the Fund managed by the Portfolio Manager as of April 30, 2013, including accounts managed by a team, committee, or other group that includes the Portfolio Manager. Unless mentioned otherwise, the advisory fee charged for managing each of the accounts listed below is not based on performance.

		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
PM	Fund	#	AUM($million)	#	AUM($million)	#	AUM($million)
Joe Deane	PMF	22	6,563.91	0	0	11	1,224.56
	PCQ	22	6,679.71	0	0	11	1,224.56
	PNF	22	6,963.82	0	0	11	1,224.56

From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of a Fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s possession of material non-public information about an issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as a Fund, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds. The other accounts might also have different investment objectives or strategies than the Funds.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of a Fund. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of a Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Funds and certain pooled investment vehicles, including investment opportunity allocation issues.

Conflicts potentially limiting a Fund’s investment opportunities may also arise when the Fund and other PIMCO clients invest in different parts of an issuer’s capital structure, such as when the Fund owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other PIMCO clients or PIMCO may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting a Fund’s investment opportunities. Additionally, if PIMCO acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager may be restricted from purchasing securities or selling securities for a Fund. When making investment decisions where a conflict of interest may arise, PIMCO will endeavor to act in a fair and equitable manner as between a Fund and other clients; however, in certain instances the resolution of the conflict may result in PIMCO acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of a Fund.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Funds and such other accounts on a fair and equitable basis over time.

(a) (3)

As of April 30, 2013, the following explains the compensation structure of the individual who has primary responsibility for day-to-day portfolio management of the Fund:

PIMCO has adopted a Total Compensation Plan for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes an incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary and discretionary performance bonuses, and may include an equity or long term incentive component.

Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

The Total Compensation Plan consists of three components:

•

Base Salary - Base salary is determined based on core job responsibilities, positions/levels, and market factors. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or a significant change in the market. Base salary is paid in regular installments throughout the year and payment dates are in line with local practice.

•

Performance Bonus - Performance bonuses are designed to reward individual performance. Each professional and his or her supervisor will agree upon performance objectives to serve as a basis for performance evaluation during the year. The objectives will outline individual goals according to pre-established measures of the group or department success. Achievement against these goals as measured by the employee and supervisor will be an important, but not exclusive, element of the bonus decision process. Award amounts are determined at the discretion of the Compensation Committee (and/or certain senior portfolio managers, as appropriate) and will also consider firm performance.

•

Equity or Long Term Incentive Compensation - Equity allows key professionals to participate in the long-term growth of the firm. This program provides mid to senior level employees with the potential to acquire an equity stake in PIMCO over their careers and to better align employee incentives with the firm’s long-term results. These options vest over a number of years and may convert into PIMCO equity which shares in the profit distributions of the firm. M Units are non-voting common equity of PIMCO and provide a mechanism for individuals to build a significant equity stake in PIMCO over time. Employees who reach a total compensation threshold are delivered their annual compensation in a mix of cash and option awards. PIMCO incorporates a progressive allocation of option awards as a percentage of total compensation which is in line with market practices.

In certain countries with significant tax implications for employees to participate in the M Unit Option Plan, PIMCO continues to use the Long Term Incentive Plan (“LTIP”) in place of the M Unit Option Plan. The LTIP provides cash awards that appreciate or depreciate based upon PIMCO’s performance over a three-year period. The aggregate amount available for distribution to participants is based upon PIMCO’s profit growth.

Participation in the M Unit Option Plan and LTIP is contingent upon continued employment at PIMCO.

In addition, the following non-exclusive list of qualitative criteria may be considered when specifically determining the total compensation for portfolio managers:

•

3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups;

•	Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•	Amount and nature of assets managed by the portfolio manager;

•	Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•	Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•	Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•	Contributions to asset retention, gathering and client satisfaction;

•	Contributions to mentoring, coaching and/or supervising; and

•	Personal growth and skills added.

A portfolio manager’s compensation is not based directly on the performance of any Fund or any other account managed by that portfolio manager.

Profit Sharing Plan. Portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Compensation Committee, based upon an individual’s overall contribution to the firm.

(a)(4)

The following summarizes the dollar range of securities the portfolio manager for the Fund beneficially owned of the Fund that he managed as of April 30, 2013.

PIMCO Municipal Income Fund PIMCO California Municipal Income Fund PIMCO New York Municipal Income Fund
Portfolio Manager	Dollar Range of Equity Securities in the Fund
Joe Deane	None

ITEM 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Companies

None

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The registrant’s President and Chief Executive Officer and Treasurer, Principal Financial Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))), as amended are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

(a) (1) Exhibit 99.CODE ETH - Code of Ethics

(a) (2) Exhibit 99.302 Cert. - Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(a) (3) Not applicable

(b)	Exhibit 99.906 Cert. – Certification pursuant to section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Municipal Income Fund

By:	/s/ Brian S. Shlissel
President & Chief Executive Officer

Date:	August 2, 2013

By:	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date:	August 2, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
President & Chief Executive Officer

Date:	August 2, 2013

By:	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date:	August 2, 2013